EXHIBIT 3(a)

                   RESTATED CERTIFICATE OF INCORPORATION
                   OF AMERICAN WATER WORKS COMPANY, INC.

     American Water Works Company, Inc., a Corporation organized and existing under the laws of the State of Delaware, hereby certifies as follows:

A. The name of the Corporation is American Water Works Company, Inc. The Corporation was originally incorporated under the name American Communities Company, and the original Certificate of Incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on August 28, 1936.

B. Pursuant to Sections 242 and 245 of the General Corporation Law of the State of Delaware, this Restated Certificate of Incorporation restates and integrates and further amends the provisions of the Certificate of Incorporation of this Corporation.

C. The text of the Restated Certificate of Incorporation as heretofore amended or supplemented is hereby restated and further amended to read in its entirety as follows:

     First. The name of the Corporation is

                    AMERICAN WATER WORKS COMPANY, INC.

     Second. The registered office the Corporation in the State of Delaware is to be located at No. 1209 Orange Street, in the City of Wilmington, County of New Castle; and the name and address of its registered agent is The Corporation Trust Company, No. 1209 Orange Street, Wilmington, Delaware 19801.

     Third. The nature of the business, or objects or purposes to be transacted, promoted or carried on by the Corporation are as follows:

          1. To invest in, purchase, acquire, hold, pledge, hypothecate, exchange, sell, deal in, and dispose of, alone or in conjunction with others, stocks, bonds and other evidences of indebtedness and obligations, and evidences of any interest in respect thereof, of any other corporation or corporations, including particularly (without limitation of the generality of the foregoing) any corporation or corporations engaged in the collection, purification, supply and sale of water or controlling corporations so engaged, and while the owner or holder of any such, to exercise all the rights, powers and privileges of ownership in respect thereof; to issue in exchange for any such stocks, bonds and other evidences of indebtedness and obligations, and evidences of any interest in respect thereof, the Corporation's own stocks, bonds or other obligations; to aid by loan, subsidy, guaranty, or otherwise and to cause to be formed, merged or reorganized or liquidated, those issuing or creating any such stocks, bonds or other evidences of indebtedness or obligations, or evidences of any interest in respect thereof, to the extent now or hereafter permitted by law; to do and perform all such acts and things, to the extent now or hereafter permitted by law, as may be necessary or proper to protect, preserve, aid, enhance or improve the investment of the Corporation in any such stocks, bonds or other evidences of indebtedness or obligations, or evidences of any interest in respect thereof, or those issuing or creating the same; and generally to do all things incidental to such business.

          2. To purchase, acquire, hold, operate, mortgage, pledge, hypothecate, exchange, sell, deal in and dispose of commodities and other personal property and real property, plants, buildings and equipment of every kind, character and description whatsoever and wheresoever situated, and any interest therein, and to render services to, or act as agent for, any other person or corporation.

          3. To engage in any industrial, manufacturing, mercantile or trading business of any kind or character.

          4. To enter into, make, perform and carry out or cancel and rescind contracts or arrangements of any kind or character for any lawful purposes pertaining to its business with any person, entity, partnership, association, corporation or governmental, municipal or public authority, domestic or foreign.

          5. To acquire all or any part of the good will, rights, property and business of any person, entity, partnership, association or corporation heretofore or hereafter engaged in any business similar to any business which the Corporation is authorized to conduct, to pay for the same in cash or in stock, bonds, or other obligations of the Corporation or otherwise, to hold, utilize and in any manner dispose of the whole or any part of the rights and property so acquired, and to assume in connection therewith any liabilities of any such person, entity, partnership, association or corporation and conduct in any lawful manner the whole or any part of the business thus acquired.

          6. To make any guaranty respecting stocks, dividends, securities, indebtedness, interest, contracts or other obligations for any lawful purposes pertaining to its business, to the extent permitted to be done by a corporation organized under the laws of the State of Delaware.

          7. To borrow or raise moneys for any of the purposes of the Corporation and from time to time without limit as to amount, to draw, make, accept, endorse, execute and issue promissory notes, drafts, bills of exchange, warrants, bonds, debentures and other negotiable or non-negotiable instruments and evidences of indebtedness, and to secure the payment thereof and of the interest thereon by mortgage on, or pledge, conveyance or assignment in trust of, the whole or any part of the assets of the Corporation, real, personal or mixed, including contract rights, whether at the time owned or thereafter acquired, and to sell, pledge or otherwise dispose of such securities or other obligations of the Corporation for its corporate purposes.

          8. To purchase, hold, sell, transfer, reissue or cancel the shares of its own capital stock and/or any securities or other obligations of the Corporation, in the manner and to the extent now or hereafter permitted by the laws of the State of Delaware; provided that shares of its own capital stock belonging to the Corporation shall not be voted upon directly or indirectly.

          9. In general for any lawful purposes pertaining to its business, to have and exercise all the powers conferred by the laws of the State of Delaware upon corporations formed thereunder; and to do any and all of the acts and things herein set forth to the same extent as natural persons could do, and in any part of the world, as principal, factor, agent, contractor, trustee or otherwise, either alone or in company with others; to establish and maintain offices and agencies within, and anywhere outside of, the State of Delaware; and to exercise all or any of its corporate powers and rights in the State of Delaware and in any and all other states, territories, districts, colonies, possessions or dependencies of the United States of America and in any foreign countries.

         10. To do everything necessary, proper, advisable or convenient for the accomplishment of any of the purposes or the attainment of any of the objects or the furtherance of any of the powers herein set forth and to do every other act and thing incidental thereto or connected therewith, provided the same be not forbidden by the laws of the State of Delaware.

     The foregoing clauses shall be construed as powers as well as objects and purposes, and the matters expressed in each clause shall, except as otherwise expressly provided, be in no wise limited by reference to or inference from the terms of any other clause; and the expression of one thing shall not be deemed to exclude another not expressed, although it be of like nature.

     The Corporation shall be authorized to exercise and enjoy all other powers, rights and privileges granted by an Act of the General Assembly of the State of Delaware entitled "An Act providing a General Corporation Law," approved March 10, 1899, to corporations of this character and all the powers conferred upon such corporations by the laws of the State of Delaware, as in force from time to time, so far as not in conflict herewith, or which may be conferred by all acts heretofore or hereafter amendatory of or supplemental to said Act or said laws; provided, however, that the Corporation shall not in any state, territory, district, possession or country carry on any business, or exercise any powers, which a corporation organized under the laws thereof could not carry on or exercise.

     Fourth. The total number of shares of all classes of stock which the Corporation shall have authority to issue shall be 80,704,400, of which (a) 1,954,400 shares shall be Cumulative Preferred Stock, of the par value of $25 per share, issuable in series, (b) 750,000 shares shall be Cumulative Preference Stock, of the par value of $25 per share, issuable in series,
(c) 3,000,000 shares shall be Cumulative Preferential Stock, of the par value of $35 per share, issuable in series, and (d) 75,000,000 shares shall be Common Stock, of the par value of $1.25 per share.

     The minimum amount of capital with which the Corporation will commence business is $1,000.

     The designations and the voting powers, preferences and relative, participating, optional or other special rights, and qualifications, limitations or restrictions thereof, of the Cumulative Preferred Stock, the Cumulative Preference Stock and the Cumulative Preferential Stock, and of certain series thereof, and of the Common Stock, which are fixed by this Certificate of Incorporation, and the express grant of authority to the Board of Directors of the Corporation (hereinafter referred to as the Board of Directors) to fix by resolution or resolutions providing for the issue of other series of the Cumulative Preferred Stock, the Cumulative Preference Stock and the Cumulative Preferential Stock the designations and the voting powers, preferences and relative, participating, optional or other special rights, and qualifications, limitations or restrictions thereof, of such other series which are not fixed by this Certificate of Incorporation, shall be as follows:

                  DIVISION A - CUMULATIVE PREFERRED STOCK

1.  Issue in Series.

     The Cumulative Preferred Stock may be issued at any time or from time to time in any amount, not exceeding in the aggregate (including all shares of any and all series thereof theretofore issued) the total number of shares of Cumulative Preferred Stock hereinabove authorized, as Cumulative Preferred Stock of one or more series, as hereinafter provided. All shares of any one series of Cumulative Preferred Stock shall be alike in every particular, each series thereof shall be distinctly designated by letter or descriptive words, and all series of Cumulative Preferred Stock shall rank equally and be identical in all respects except as permitted by the provisions of Section 2 of this Division A.

2.  Creation of Series.

     Authority is hereby expressly granted to and vested in the Board of Directors at any time or from time to time to issue the Cumulative Preferred Stock as Cumulative Preferred Stock of any series, and in connection with the creation of each such series to fix by the resolution or resolutions providing for the issue of shares thereof the voting powers, designations, preferences and relative, participating, optional or other special rights, and qualifications, limitations or restrictions thereof, of such series, to the full extent now or hereafter permitted by the laws of the State of Delaware, in respect of the matters set forth in the following paragraphs (a) to (i), inclusive:

          (a) The distinctive designation of such series and the number of shares which shall constitute such series, which number may be increased or decreased (but not below the number of shares thereof then outstanding) from time to time by action of the Board of Directors;

          (b) The dividend rate per annum of such series, and the date from which dividends on shares of such series shall be cumulative (hereinafter sometimes called the date of cumulation), which date of cumulation shall be identical for all shares of such series;

          (c) The price or prices at which, and the terms, times and conditions on which, the shares of such series may be redeemed at the option of the Corporation (hereinafter called the optional redemption price);

          (d) The amount or amounts payable upon the shares of such series in the event of voluntary liquidation, dissolution or winding up of the Corporation;

          (e) Whether or not the shares of such series shall be entitled to the benefit of a sinking fund or a purchase fund to be applied to the purchase or redemption of shares of such series, and if so entitled, the amount of such fund and the manner of its application, including the price or prices at which the shares of such series may be redeemed or purchased through the application of such fund;

          (f) Whether or not the shares of such series shall be made convertible into, or exchangeable for, shares of any other class or classes or of any other series of the same or any other class or classes of stock of the Corporation, and if made so convertible or exchangeable, the conversion price or prices, or the rates of exchange, and the adjustments thereof, if any, at which such conversion or exchange may be made, and any other terms and conditions of such conversion or exchange;

          (g) Whether or not the issue of any additional shares of such series, or any future series in addition to such series, shall be subject to restrictions in addition to the restrictions on the issue of future series imposed by paragraph (c) of Section 7 of this Division A or in the resolution or resolutions fixing the terms of any series of Cumulative Preferred Stock theretofore issued pursuant to this Article Fourth, and the terms of any such additional restrictions;

          (h) Whether or not the shares of such series shall be entitled to the benefit of limitations restricting the purchase of, the payment of dividends on, or the making of other distributions in respect of stock of any class of the Corporation ranking junior to the Cumulative Preferred Stock as to dividends or assets, and the terms of any such restrictions; and

          (i) With respect to any series of Cumulative Preferred Stock created after October 1, 1961, whether or not the shares of such series shall have the general power to vote in the election of directors and for all other purposes, and if such power shall be given, the qualifications, limitations and restrictions thereof, but in no event shall the vote per share of such series be greater than the vote per share of the Common Stock.

     The three series of Cumulative Preferred Stock of the Corporation, respectively designated as Cumulative Preferred Stock, 5 1/2% Series of 1961; Cumulative Preferred Stock, 5% Series; and Cumulative Preferred Stock, 4.90% Series, heretofore created by resolutions of the Board of Directors, shall have the voting powers, preferences and relative, participating, optional or other special rights, and the qualifications, limitations and restrictions thereof, which are applicable to the Cumulative Preferred Stock of all series as set forth in this Article Fourth, and shall also have the terms and provisions set forth in Sections 1 through 3, inclusive, of Division F of this Article Fourth which are applicable to the respective series of such stock referred to therein, being the same terms and provisions as were fixed in each case by resolutions of the Board of Directors creating each of said series.

     The voting powers, preferences and relative, participating, optional or other special rights, and the qualifications, limitations and restrictions thereof, applicable to the Cumulative Preferred Stock of all series shall be as set forth in the following Sections 3 through 8, inclusive, of this Division A and in Division D of this Article Fourth.

3.  Dividends.

     (a) Out of the net profits or net assets of the Corporation legally available therefor the holders of Cumulative Preferred Stock of each series shall be entitled to receive, when and as declared by the Board of Directors, dividends in cash at the rate per annum for such series fixed in accordance with this Article Fourth, and no more, payable on the first days of March, June, September and December in each year (the quarterly periods ending on the first days of such months, respectively, being herein designated as dividend periods), in each case from the date of cumulation of such series, provided, that the initial dividend with respect to any particular series shall be payable on such of said dates as shall be fixed by the Board of Directors; and such dividends shall be cumulative (whether or not in any dividend period or periods there shall be net profits or net assets of the Corporation legally available for the payment of such dividends), so that if at any time full cumulative dividends upon the outstanding Cumulative Preferred Stock of all series to the end of the then current dividend period shall not have been paid or declared and a sum sufficient for the payment thereof set apart for such payment, the amount of the deficiency shall be fully paid, but without interest, or dividends in such amount declared on each such series and a sum sufficient for the payment thereof set apart for such payment, before any sum or sums shall be set aside for or applied to the purchase, redemption or other acquisition of Cumulative Preferred Stock of any series and before any dividend shall be declared or paid upon or set apart for, or any other distribution shall be ordered or made in respect of, the Junior Stock and before any shares of Junior Stock shall be purchased, redeemed, or otherwise acquired by the Corporation.

     (b) No dividends shall be declared or paid on any particular series of the Cumulative Preferred Stock to the exclusion of any other series thereof and all dividends declared on the Cumulative Preferred Stock of the respective series outstanding shall be declared pro rata, so that the amount of the dividend declared on any particular series of the Cumulative Preferred Stock shall be in the proportion that the annual dividend requirements of the shares of such series bear to the total annual dividend requirements of the Cumulative Preferred Stock of all series at the time outstanding.

     (c) The holders of the Junior Stock shall not be entitled to receive any dividends until full cumulative dividends to the end of the then current dividend period upon the Cumulative Preferred Stock of all series then outstanding shall have been paid or declared and a sum sufficient for the payment thereof set apart for such payment and until the Corporation shall have complied with the provisions of Section 5 of this Division A in respect of any and all amounts then or theretofore required to be set aside or applied in respect of any sinking fund or purchase fund referred to in said Section 5.

     (d) In the event of the issue of additional shares of Cumulative Preferred Stock of any then existing series, all dividends paid on the shares of Cumulative Preferred Stock of such series prior to the date of issue of such additional shares thereof, and all dividends declared and payable to holders of record of shares of Cumulative Preferred Stock of such series on any date prior to the date of issue of such additional shares thereof, shall be deemed to have been paid on the additional shares of Cumulative Preferred Stock of such series so issued.

4.  Preference on Liquidation, etc.

     In the event of any liquidation or dissolution or winding up of the Corporation the holders of the Cumulative Preferred Stock of each series shall be entitled to receive, out of the assets of the Corporation available for distribution to its stockholders, before any distribution of assets shall be made to the holders of the Junior Stock, (i) if such liquidation, dissolution or winding up shall be involuntary, the sum of $25 per share plus full cumulative dividends thereon to the date of final distribution to the holders of the Cumulative Preferred Stock, and (ii) if such liquidation, dissolution or winding up shall be voluntary, the amount per share fixed in accordance with Divisions A and F of this Article Fourth plus full cumulative dividends thereon to the date of final distribution to the holders of the Cumulative Preferred Stock; and the holders of the Junior Stock shall be entitled, to the exclusion of the holders of the Cumulative Preferred Stock of any and all series, to share in all the assets of the Corporation then remaining as hereinafter provided. If upon any liquidation or dissolution or winding up of the Corporation the net assets of the Corporation shall be insufficient to pay the holders of all outstanding shares of the Cumulative Preferred Stock the full amounts to which they respectively shall be entitled, the holders of shares of Cumulative Preferred Stock of all series shall share ratably in any distribution of assets according to the respective amounts which would be payable in respect of the shares held by them upon such distribution if all amounts payable on or with respect to the Cumulative Preferred Stock of all series were paid in full. Neither the merger nor consolidation of the Corporation into or with any other corporation, nor the merger or consolidation of any other corporation into or with the Corporation, nor a sale, transfer or lease of all or any part of the assets of the Corporation, shall be deemed to be a liquidation, dissolution or winding up of the Corporation.

5. Sinking and Purchase Fund.

     Out of any net profits or net assets of the Corporation legally available therefor remaining after full cumulative dividends to the end of the then current dividend period upon the Cumulative Preferred Stock of all series then outstanding shall have been paid or declared and a sum sufficient for the payment thereof set apart for such payment, and before any dividends shall be declared or paid upon or set apart for, or any other distribution shall be ordered or made in respect of, the Junior Stock and before any shares of Junior Stock shall be purchased, redeemed, or otherwise acquired by the Corporation, the Corporation shall set aside, in respect of each series of Cumulative Preferred Stock any shares of which shall at the time be outstanding and in respect of which a sinking fund or purchase fund for the purchase or redemption thereof has been provided in accordance with Divisions A and F of this Article Fourth, the sum or sums then or theretofore required to be set aside by the terms of such resolution or resolutions as a sinking fund or purchase fund, to be applied in the manner specified in the provisions creating such fund. All shares of Cumulative Preferred Stock redeemed or purchased through the application of any such sinking fund or purchase fund shall be cancelled and shall not be reissued.

6.  Redemption and Retirement.


     (a) The Cumulative Preferred Stock of all or any series, or any part thereof, at any time outstanding may be redeemed by the Corporation, at its election expressed by resolution of the Board of Directors, at any time or from time to time (which time, when fixed in each case and specified in the notice of redemption, is hereinafter called the redemption date), upon not less than thirty days previous notice to the holders of record of the Cumulative Preferred Stock to be redeemed, given by mail in such manner as may be prescribed by resolution of the Board of Directors, at the optional redemption price or prices fixed in accordance with Divisions A and F of this Article Fourth then applicable to the Cumulative Preferred Stock to be redeemed, plus an amount equal to full cumulative dividends thereon to the redemption date (the aggregate of which amounts is hereinafter in this Section 6 called the redemption price); provided, however, that less than all the Cumulative Preferred Stock of all series then outstanding may be redeemed only after full cumulative dividends to the end of the then current dividend period upon the Cumulative Preferred Stock of all series then outstanding (other than the shares to be redeemed) shall have been paid or declared and a sum sufficient for the payment thereof set apart for such payment. If less than all the outstanding Cumulative Preferred Stock of any series is to be redeemed, the selection of shares for redemption may be made either by lot or pro rata in such manner as may be prescribed by resolution of the Board of Directors. The Corporation may, if it shall so elect, deposit the amount of the redemption price for the account of the holders of Cumulative Preferred Stock entitled thereto with a bank or trust company doing business in the State of New York, or in the Commonwealth of Pennsylvania, and having capital and surplus of at least $5,000,000, at any time prior to the redemption date (the date of such deposit being hereinafter in this Section 6 referred to as the date of deposit).

     (b) Notice of the Corporation's election to make such deposit, including the date of deposit and the name and address of the bank or trust company with which the deposit has been or will be made, shall be included in the notice of redemption. On and after the redemption date (unless default shall be made by the Corporation in providing moneys for the payment of the redemption price pursuant to the notice of redemption), or, if the Corporation shall make such deposit on or before the date specified therefor in the notice of redemption, then on and after the date of deposit, all dividends on the Cumulative Preferred Stock so called for redemption shall cease to accrue, and, notwithstanding that any certificate for shares of Cumulative Preferred Stock so called for redemption shall not have been surrendered for cancellation, the shares represented thereby shall no longer be deemed outstanding and all rights of the holders thereof as stockholders of the Corporation shall cease and terminate, except the right to receive the redemption price as hereinafter provided and except any conversion or exchange rights not theretofore expired. Such conversion or exchange rights, however, in any event shall cease and terminate upon the redemption date or upon any earlier date fixed in accordance with this Article Fourth for the termination of such rights. At any time on or after the redemption date, or, if the Corporation shall elect to deposit the moneys for such redemption as herein provided, then at any time on or after the date of deposit, which time shall be specified by the Corporation in the notice of redemption but shall not be later than the redemption date, the respective holders of record of the Cumulative Preferred Stock to be redeemed shall be entitled to receive the redemption price upon actual delivery to the Corporation or, in the event of such deposit, to the bank or trust company with which such deposit shall be made, of certificates for the shares to be redeemed, such certificates, if required, to be properly stamped for transfer and duly endorsed in blank or accompanied by proper instruments of assignment and transfer thereof duly endorsed in blank. Any moneys so deposited which shall remain unclaimed by the holders of such Cumulative Preferred Stock at the end of five years after the redemption date shall be paid by such bank or trust company to the Corporation; provided, however, that all moneys so deposited which shall not be required for such redemption because of the exercise of any right of conversion or exchange shall be returned to the Corporation forthwith. Any interest accrued on moneys so deposited shall be paid to the Corporation from time to time.

     (c) All shares of Cumulative Preferred Stock redeemed pursuant to the provisions of this Section 6 shall be cancelled and shall not be reissued.

7.  Restrictions on Certain Corporate Action.

     (a) So long as any shares of the Cumulative Preferred Stock of any series shall be outstanding, the Corporation shall not, without the consent, given in writing or by resolution adopted at a meeting duly called for that purpose, of the holders of record of at least two-thirds of the number of shares of the Cumulative Preferred Stock of all series then outstanding, considered as a class without regard to series,

          (1) alter or change the designations or the voting powers, preferences or rights, or the qualifications, limitations or restrictions thereof, of the Cumulative Preferred Stock or of any series thereof in any material respect prejudicial to the holders thereof; provided, however, that any such alteration or change of the designations or of the voting powers, preferences or rights, or the qualifications, limitations or restrictions thereof, of any particular series of the Cumulative Preferred Stock which is not in any material respect prejudicial to the holders of the Cumulative Preferred Stock of any other series may be effected with the consent, given as aforesaid, of the holders of record of at least two-thirds of the number of shares of the particular series of Cumulative Preferred Stock affected by such alteration or change; and provided, further, that nothing in this subparagraph (1) shall require the vote or consent of the holders of the Cumulative Preferred Stock for or in respect of any increase in the authorized number of shares of Common Stock or the creation or increase in the authorized number of shares of any other class of stock which shall rank junior to the Cumulative Preferred Stock as to both dividends and assets;

          (2) create any new class of stock having preference over the Cumulative Preferred Stock as to dividends or assets, or create any obligation or security of the Corporation convertible into or exchangeable for shares of stock of any class having such preference over the Cumulative Preferred Stock;

          (3) sell, transfer or lease all, or substantially all, the assets of the Corporation, unless as a part of such transaction or prior thereto the Cumulative Preferred Stock of all series shall be retired or called for redemption and the necessary funds therefor deposited as provided in Section 6 of this Division A; provided, however, that nothing in this subparagraph (3) shall require the vote or consent of the holders of the Cumulative Preferred Stock for or in respect of the creation of any mortgage or pledge of or other lien upon all or any part of the assets of the Corporation; or

          (4) effect a statutory merger or consolidation of or with any other corporation or corporations; provided, however, that such consent shall not be necessary if as a result of such merger or consolidation: (i) the Corporation shall be the surviving corporation and the Cumulative Preferred Stock then outstanding shall continue to be outstanding; there shall be no alteration or change in the designations or the voting powers, preferences or rights, or the qualifications, limitations or restrictions thereof, of the Cumulative Preferred Stock or any series thereof, in any material respect prejudicial to the holders thereof and the number of authorized shares of Cumulative Preferred Stock or shares being on a parity therewith as to dividends or assets shall not exceed the number of such shares which the Corporation shall have been authorized to issue immediately preceding the date of such merger or consolidation (except with the consent, given in writing or by resolution adopted at a meeting duly called for that purpose, of the holders of record of at least a majority of the number of shares of the Cumulative Preferred Stock of all series then outstanding, considered as a class without regard to series) and there shall not be created any new class of stock having preference over the Cumulative Preferred Stock as to dividends or assets; or (ii) if the Corporation shall not be the surviving corporation, the shares of the Cumulative Preferred Stock of each series then outstanding shall be converted into, or be exchangeable for, a like number of shares of preferred stock of the surviving or resulting corporation which preferred stock shall have substantially the same designations, voting powers, preferences and rights, and qualifications, limitations or restrictions thereof, as the Cumulative Preferred Stock of such series, the number of authorized shares of such preferred stock shall not exceed the number or shares of the Cumulative Preferred Stock of all series which the Corporation shall have been authorized to issue immediately preceding the date of such merger or consolidation (except with the consent, given in writing or by resolution adopted at a meeting duly called for that purpose, of the holders of record of at least a majority of the number of shares of the Cumulative Preferred Stock of all series then outstanding, considered as a class without regard to series) and there shall not be outstanding or created any class of stock of the surviving or resulting corporation having preference over or being on a parity with such preferred stock as to dividends or assets.

     (b) So long as any shares of the Cumulative Preferred Stock of any series shall be outstanding, the Corporation shall not, without the consent, given in writing or by resolution adopted at a meeting duly called for that purpose, of the holders of record of at least a majority of the number of shares of the Cumulative Preferred Stock of all series then outstanding, considered as a class without regard to series, increase the authorized number of shares of the Cumulative Preferred Stock, or create any new class of stock which shall be on a parity with the Cumulative Preferred Stock as to dividends or assets.

     (c) (1) So long as any shares of Cumulative Preferred Stock of any series shall be outstanding, the Corporation shall not, without the consent, given in writing or by resolution adopted at a meeting duly called for that purpose, of the holders of record of at least a majority of the number of shares of the Cumulative Preferred Stock of all series then outstanding, considered as a class without regard to series, issue any shares of Cumulative Preferred Stock, in addition to the shares of the first series thereof initially issued by the Corporation, or issue any shares of any new class of stock which shall be on a parity with the Cumulative Preferred Stock as to dividends or assets, unless the consolidated net income of the Corporation and its subsidiaries (as hereinafter defined) for any period of twelve consecutive calendar months during the preceding 18 calendar months preceding a date not more than 60 days prior to the issue of such additional shares of Cumulative Preferred Stock or of such other stock shall have been at least 1.35 times the sum of
(i) the annual interest charges on all indebtedness of the Corporation and its subsidiaries to be outstanding immediately after the proposed issue of such additional shares, (ii) the annual dividend requirements on all shares of stock of any class ranking prior to or on a parity with the Cumulative Preferred Stock as to dividends or assets to be outstanding immediately after the proposed issue of such additional shares, (iii) the annual dividend requirements on all shares of preferred stock of subsidiaries to be outstanding immediately after the proposed issuance of such additional shares, and (iv) the annual dividend requirements on all shares of Cumulative Preferred Stock of all series to be outstanding immediately after the proposed issue of such additional shares, provided, however, that any interest and dividends payable to the Corporation or any subsidiary shall be excluded from the foregoing calculation. If all or any part of the proceeds of the additional shares of Cumulative Preferred Stock or such other stock so proposed to be issued are to be coincidentally applied by the Corporation, through subsidiaries, to the acquisition of plants or other properties with a previous record of earnings, or to the acquisition of subsidiaries with a previous record of earnings, there may be added to such consolidated net income of the Corporation and its subsidiaries for such period of twelve months, at the option of the Corporation, an amount equal to the net income of such plants or properties or subsidiaries, for the same twelve months' period, determined by the Board of Directors in a manner consistent with the determination of consolidated net income of the Corporation and its subsidiaries.

     (2) Before issuing any shares of Cumulative Preferred Stock other than the initial series or before issuing such other stock, there shall be prepared and filed among the permanent records of the Corporation a certificate of an independent public accountant of recognized standing, selected in good faith by the Board of Directors, setting forth the consolidated net income of the Corporation and its subsidiaries, as hereinafter defined, for the twelve months' period selected by the Corporation as the basis for compliance with the requirements of this paragraph (c), setting forth such other financial information as may be necessary to show compliance with the requirements of this paragraph (c), and stating whether, in the opinion of such accountant, such requirements are being complied with.

     (3) For the purposes of this paragraph (c) the following shall be applicable:

          (i) The term "consolidated net income of the Corporation and its subsidiaries" shall be deemed to mean the total income (except amortization of premium on debt), whether credited to surplus or otherwise, of the Corporation and its subsidiaries and/or predecessor company or companies from all sources for the period in question, after deducting therefrom all operating and non-operating expenses and charges, including maintenance expenses, such provisions for reserves for retirements, renewals and replacements and for depreciation, obsolescence and depletion as determined by the Board of Directors in accordance with established practice of the Corporation and its subsidiaries, taxes and rentals paid or accrued in respect of the properties, license fees and franchise taxes paid or accrued, and Federal and State taxes based on income paid or accrued, but excluding interest charges on indebtedness of the Corporation and its subsidiaries, dividends on preferred stocks of subsidiaries, amortization of debt discount and expense, and profits or losses on sales of capital assets, amortization of intangibles or property adjustments, write-downs of property, or other adjustments, and similar items.

          (ii) The term "predecessor company or companies" shall be deemed to mean any company substantially all the property of which shall have been acquired by the Corporation or any subsidiary by purchase, merger or otherwise during the period for which the consolidated net income of the Corporation and its subsidiaries is to be determined and for the purposes hereof shall be deemed to have been owned for the full period considered.

          (iii) The term "subsidiary" shall mean (A) any corporation of which at least a majority of the voting stock is at the time directly or indirectly owned or controlled by the Corporation, and (B) any corporation of which at least a majority of the voting stock shall at the time be owned or controlled, directly or indirectly, by the Corporation and any subsidiary or subsidiaries as defined in the foregoing clause (A) or by one or more such subsidiaries; provided, however, that in no event shall there be included within the term "subsidiary" any corporation substantially all of the physical properties of which are located outside of the United States of America.

          (iv) The term "voting stock" shall mean stock entitled under ordinary circumstances to vote for the election of directors and does not mean or include stock so entitled to vote only upon failure to pay dividends thereon or upon some other contingency or for some special purpose or purposes.

8.  Definitions.

     (a) The term "Junior Stock" as used in this Article Fourth shall be deemed to mean all stock of any class of the Corporation ranking junior to the Cumulative Preferred Stock as to dividends or assets.

     (b) The term "full cumulative dividends" whenever used in this Article Fourth with reference to any share of any series of the Cumulative Preferred Stock shall be deemed to mean (whether or not in any dividend period or any part thereof in respect of which such term is used there shall have been net profits or net assets of the Corporation legally available for the payment of such dividends) that amount which shall be equal to dividends at the rate per share fixed for such series in accordance with Divisions A and F of this Article Fourth, for the period of time elapsed from the date of cumulation of such series to the date as of which full cumulative dividends are to be computed (including the elapsed portion of the current dividend period), less the amount of all dividends paid or deemed paid upon such share.

                 DIVISION B - CUMULATIVE PREFERENCE STOCK

1.  Series and Limitations of Variations between Series.

     The shares of Cumulative Preference Stock may be divided into and issued in series from time to time, as herein provided. All shares of Cumulative Preference Stock of all series shall be of equal rank and all shares of any particular series of Cumulative Preference Stock shall be identical except as to the date or dates from which dividends on such shares shall be cumulative, as permitted by Section 2 of this Division B. The shares of Cumulative Preference Stock of different series, subject to any applicable provisions of law, may vary as to the following terms and provisions, which shall be determined and fixed in the case of each such series at any time prior to the issuance of any shares thereof, in the manner hereinafter in this Section 1 provided:

          (a) The distinctive designation of such series and the number of shares which shall constitute such series, which number may be increased or decreased (but not below the number of shares thereof then outstanding) from time to time by action of the Board of Directors;

          (b) The dividend rate per annum of such series, and the date from which dividends on shares of such series shall be cumulative (hereinafter sometimes called the date of cumulation);

          (c) The price or prices at which, and the terms, times and conditions on which, the shares of such series may be redeemed at the option of the Corporation;

          (d) The amount or amounts payable upon the shares of such series in the event of voluntary liquidation, dissolution or winding up of the Corporation (hereinafter sometimes called the voluntary liquidation price);

          (e) Whether or not the shares of such series shall be entitled to the benefit of a sinking fund or a purchase fund to be applied to the purchase or redemption of shares of such series, and if so entitled, the amount of such fund and the manner of its application, including the price or prices at which the shares of such series may be redeemed or purchased through the application of such fund;

          (f) Whether or not the shares of such series shall be made convertible into, or exchangeable for, shares of any other class or classes or of any other series of the same or any other class or classes of stock of the Corporation, and if made so convertible or exchangeable, the conversion price or prices, or the rates of exchange, and the adjustments thereof, if any, at which such conversion or exchange may be made, and any other terms and conditions of such conversion or exchange;

          (g) Whether or not the shares of such series shall be entitled to (1) any rights to vote or consent in connection with any particular corporate acts (including, without limiting the generality of the foregoing, the issuance of any additional shares of such series, or any future series in addition to such series) in addition to the rights set forth in Section 6 of this Division B or in any certificate fixing the terms of any series of Cumulative Preference Stock theretofore issued pursuant to this Article Fourth, and the terms of any such rights, or (2) the right to elect directors in the event of "six quarters' default in preference stock dividends" as provided in
     Section 1 of Division D of this Article Fourth;

          (h) Whether or not the shares of such series shall be entitled to the benefit of limitations restricting the purchase of, the payment of dividends on, or the making of other distributions in respect of stock of any class of the Corporation ranking junior to the Cumulative Preference Stock as to dividends or assets, and the terms of any such restrictions; and

          (i) Whether or not the shares of such series shall have the general power to vote in the election of directors and for all other purposes, and if such power shall be given, the qualifications, limitations and restrictions thereof, but in no event shall the vote per share of such series be greater than the vote per share of the Common Stock.

     The series of Cumulative Preference Stock of the Corporation designated as 5% Cumulative Preference Stock shall have the terms and provisions set forth in this Certificate of Incorporation which are applicable generally to all series of Cumulative Preference Stock, and shall also have the terms and provisions hereinafter set forth in Section 4 of Division F of this Article Fourth. In addition, authority is hereby expressly granted to and vested in the Board of Directors at any time or from time to time, within the then authorized number of shares of Cumulative Preference Stock of all series, to establish or re-establish any unissued shares of Cumulative Preference Stock as shares of Cumulative Preference Stock of any series, to create one or more additional series of Cumulative Preference Stock and to fix the terms and provisions of any such series of Cumulative Preference Stock in the respects in which the shares of any series may vary from the shares of other series of Cumulative Preference Stock as hereinbefore in this Section 1 provided.

2.  Dividends.

     (a) Out of any net profits or net assets of the Corporation legally available therefor remaining after full cumulative dividends to the end of the then current dividend period upon the Cumulative Preferred Stock of all series then outstanding shall have been paid or declared and a sum sufficient for the payment thereof set apart for such payment, and after the Corporation shall have complied with the provisions of the foregoing
Section 5 of Division A of this

Article Fourth in respect of any and all amounts then or theretofore required to be set aside or applied in respect of any sinking fund or purchase fund referred to in said Section 5, then and not otherwise the holders of Cumulative Preference Stock of each series shall, subject to the provisions of this Article Fourth and of any certificate fixing the terms of any series of the Cumulative Preferred Stock, be entitled to receive, when and as declared by the Board of Directors, dividends in cash at the rate per annum for such series fixed in accordance with this Article Fourth, and no more, payable on the first days of March, June, September and December in each year (the quarterly periods ending on the first days of such months, respectively, being herein designated as dividend periods), in each case from the date of cumulation of such series; provided that the initial dividend with respect to any particular series shall be payable on such of such dates as next succeeds the date of issue of the first shares of such series to be issued, unless otherwise determined by the Board of Directors; and such dividends shall be cumulative (whether or not in any dividend period or periods there shall be net profits or net assets of the Corporation legally available for the payment of such dividends), so that if at any time full cumulative dividends upon the outstanding Cumulative Preference Stock of all series to the end of the then current dividend period shall not have been paid or declared and a sum sufficient for the payment thereof set apart for such payment, the amount of the deficiency shall be fully paid, but without interest, or dividends in such amount declared on each such series and a sum sufficient for the payment thereof set apart for such payment, before any sum or sums shall be set aside for or applied to the purchase, redemption or other acquisition of Cumulative Preference Stock of any series and before any dividend shall be declared or paid upon or set apart for, or any other distribution shall be ordered or made in respect of, Subordinate Stock and before any shares of Subordinate Stock shall be purchased, redeemed, or otherwise acquired by the Corporation.

     (b) No dividends shall be declared or paid on any particular series of the Cumulative Preference Stock to the exclusion of any other series thereof and all dividends declared on the Cumulative Preference Stock of the respective series outstanding shall be declared pro rata, so that the amount of the dividend declared on any particular series of the Cumulative Preference Stock shall be in the proportion that the annual dividend requirements of the shares of such series bear to the total annual dividend requirements of the Cumulative Preference Stock of all series at the time outstanding.

     (c) The holders of the Subordinate Stock shall not be entitled to receive any dividends until full cumulative dividends to the end of the then current dividend period upon the Cumulative Preference Stock of all series then outstanding shall have been paid or declared and a sum sufficient for the payment thereof set apart for such payment and until the Corporation shall have complied with the provisions of Section 4 of this Division B in respect of any and all amounts then or theretofore required to be set aside or applied in respect of any sinking fund or purchase fund referred to in said Section 4.

     (d) Except as otherwise provided in Section 4 of Division F of this Article Fourth with respect to the 5% Cumulative Preference Stock, the date of cumulation of dividends on all shares of all series of Cumulative Preference Stock shall be the quarterly dividend payment date next preceding the date of their issue or, if issued on a quarterly dividend payment date, then such date; provided that the certificate creating any such series may specify that the date of cumulation of dividends on shares of such series shall be the aforesaid date unless the Board of Directors shall determine when authorizing the issuance of particular shares of such series that the date of cumulation of dividends on such shares shall be the date of issue of each share thereof, said date of issue for this purpose to be such date as the Board of Directors shall authorize or fix; and provided further that if shares of any such series, irrespective of the date of cumulation of dividends thereon under the foregoing provisions, be issued after the record date for the payment of a dividend on such Stock in respect of the then current dividend period and prior to the payment date for such dividend, then said Board, when declaring such dividend, may determine that said shares shall not be entitled to participate in said dividend and the date of cumulation of dividends thereon shall be such payment date, anything hereinabove to the contrary notwithstanding; otherwise said dividend or the applicable portion thereof shall be payable on said shares to the registered holder thereof on said payment date from the commencement of said current dividend period or, as the case may be, from the date of issue of said shares, as if such shares had been registered in said holder's name on the record date for said dividend.

3.  Preference on Liquidation, etc.

     In the event of any liquidation or dissolution or winding up of the Corporation, after there shall have been paid or set aside in cash for the holders of the Cumulative Preferred Stock of all series then outstanding the full preferential amounts to which they are entitled under the provisions of this Article Fourth, the holders of the Cumulative Preference Stock of each series shall be entitled to receive, out of the assets of the Corporation available for distribution to its stockholders, before any distribution of assets shall be made to the holders of Subordinate Stock,
(i) if such liquidation, dissolution or winding up shall be involuntary, the sum of $25 per share plus full cumulative dividends thereon to the date of final distribution to the holders of the Cumulative Preference Stock, and (ii) if such liquidation, dissolution or winding up shall be voluntary, the voluntary liquidation price plus full cumulative dividends thereon to the date of final distribution to the holders of the Cumulative Preference Stock; and the holders of the Subordinate Stock shall be entitled, to the exclusion of the holders of the Cumulative Preference Stock of any and all series, to share in all the assets of the Corporation then remaining as hereinafter provided. If upon any liquidation or dissolution or winding up of the Corporation the net assets of the Corporation shall be insufficient to pay the holders of all outstanding shares of the Cumulative Preference Stock the full amounts to which they respectively shall be entitled, the holders of shares of Cumulative Preference Stock of all series shall share ratably in any distribution of assets according to the respective amounts which would be payable in respect of the shares held by them upon such distribution if all amounts payable on or with respect to the Cumulative Preference Stock of all series were paid in full. Neither the merger nor consolidation of the Corporation into or with any other corporation, nor the merger or consolidation of any other corporation into or with the Corporation, nor a sale, transfer or lease of all or any part of the assets of the Corporation, shall be deemed to be a liquidation, dissolution or winding up of the Corporation.

4.  Sinking and Purchase Funds.

     Out of any net profits or net assets of the Corporation legally available therefor remaining after full cumulative dividends to the end of the then current dividend period upon the Cumulative Preference Stock of all series then outstanding shall have been paid or declared and a sum sufficient for the payment thereof set apart for such payment, and before any dividends shall be declared or paid upon or set apart for, or any other distribution shall be ordered or made in respect of, Subordinate Stock and before any shares of Subordinate Stock shall be purchased, redeemed, or otherwise acquired by the Corporation, the Corporation shall set aside, in respect of each series of Cumulative Preference Stock any shares of which shall at the time be outstanding and in respect of which a sinking fund or purchase fund for the purchase or redemption thereof has been provided in accordance with this Article Fourth, the sum or sums then or theretofore required to be set aside as a sinking fund or purchase fund, to be applied in the manner specified in the provisions creating such fund.

5.  Redemption and Retirement.

     (a) The Cumulative Preference Stock of all or any series, or any part thereof, at any time outstanding may, subject to any applicable restrictions with respect to the redemption of shares ranking junior to the Cumulative Preferred Stock as to dividends or assets, be redeemed by the Corporation, at its election expressed by resolution of the Board of Directors, at any time or from time to time (which time, when fixed in each case and specified in the notice of redemption, is hereinafter called the redemption date), upon not less than 30 days previous notice to the holders of record of the Cumulative Preference Stock to be redeemed, given by mail in such manner as may be prescribed by resolution of the Board of Directors, at the optional redemption price or prices then applicable to the Cumulative Preference Stock to be redeemed, plus an amount equal to full cumulative dividends thereon to the redemption date (the aggregate of which amounts is hereinafter in this Section 5 called the redemption price); provided, however, that less than all the Cumulative Preference Stock of all series then outstanding may be redeemed only after full cumulative dividends to the end of the then current dividend period upon the Cumulative Preference Stock of all series then outstanding (other than the shares to be redeemed) shall have been paid or declared and a sum sufficient for the payment thereof set apart for such payment. If less than all the outstanding Cumulative Preference Stock of any series is to be redeemed, the selection of shares for redemption may be made either by lot or pro rata in such manner as may be prescribed by resolution of the Board of Directors. The Corporation may, if it shall so elect, deposit the amount of the redemption price for the account of the holders of Cumulative Preference Stock entitled thereto with a bank or trust company doing business in the State of New York, or in the Commonwealth of Pennsylvania, and having capital and surplus of at least $5,000,000, at any time prior to the redemption date (the date of such deposit being hereinafter in this Section 5 referred to as the date of deposit).

     (b) Notice of the Corporation's election to make such deposit, including the date of deposit and the name and address of the bank or trust company with which the deposit has been or will be made, shall be included in the notice of redemption. On and after the redemption date (unless default shall be made by the Corporation in providing moneys for the payment of the redemption price pursuant to the notice of redemption), or, if the Corporation shall make such deposit on or before the date specified therefor in the notice of redemption, then on and after the date of deposit, all dividends on the Cumulative Preference Stock so called for redemption shall cease to accrue, and, notwithstanding that any certificate for shares of Cumulative Preference Stock so called for redemption shall not have been surrendered for cancellation, the shares represented thereby shall no longer be deemed outstanding and all rights of the holders thereof as stockholders of the Corporation shall cease and terminate, except the right to receive the redemption price as hereinafter provided and except any conversion or exchange rights not theretofore expired. Such conversion or exchange rights, however, in any event shall cease and terminate upon the redemption date or upon any earlier date duly fixed for the termination of such rights. At any time on or after the redemption date, or, if the Corporation shall elect to deposit the moneys for such redemption as herein provided, then at any time on or after the date of deposit, which time shall be specified by the Corporation in the notice of redemption but shall not be later than the redemption date, the respective holders of record of the Cumulative Preference Stock to be redeemed shall be entitled to receive the redemption price upon actual delivery to the Corporation or, in the event of such deposit, to the bank or trust company with which such deposit shall be made, of certificates for the shares to be redeemed, such certificates, if required, to be properly stamped for transfer and duly endorsed in blank or accompanied by proper instruments of assignment and transfer thereof duly endorsed in blank. Any moneys so deposited which shall remain unclaimed by the holders of such Cumulative Preference Stock at the end of five years after the redemption date shall be paid by such bank or trust company to the Corporation; provided, however, that all moneys so deposited which shall not be required for such redemption because of the exercise of any right of conversion or exchange shall be returned to the Corporation forthwith. Any interest accrued on moneys so deposited shall be paid to the Corporation from time to time.

6.  Restrictions on Certain Corporate Action.

     (a) So long as any shares of the Cumulative Preference Stock of any series shall be outstanding, the Corporation shall not, without the consent, given in writing or by resolution adopted at a meeting duly called for that purpose, of the holders of record of at least two-thirds of the number of shares of the Cumulative Preference Stock of all series then outstanding, considered as a class without regard to series,

          (1) alter or change the designations or the voting powers, preferences or rights, or the qualifications, limitations or restrictions thereof, of the Cumulative Preference Stock or of any series thereof in any material respect prejudicial to the holders thereof; provided, however, that any such alteration or change of the designations or of the voting powers, preferences or rights, or the qualifications, limitations or restrictions thereof, of any particular series of the Cumulative Preference Stock which is not in any material respect prejudicial to the holders of the Cumulative Preference Stock of any other series may be effected with the consent, given as aforesaid, of the holders of record of at least two-thirds of the number of shares of the particular series of Cumulative Preference Stock affected by such alteration or change; and provided, further, that nothing in this subparagraph (1) shall require the vote or consent of the holders of the Cumulative Preference Stock for or in respect of any increase in the authorized number of shares of Common Stock or the creation or increase in the authorized number of shares of any other class of stock which shall rank junior to the Cumulative Preference Stock as to both dividends and assets;

          (2) create any new class of stock having preference over the Cumulative Preference Stock as to dividends or assets, or create any obligation or security of the Corporation convertible into or exchangeable for shares of stock of any class having such preference over the Cumulative Preference Stock;

          (3) sell, transfer or lease all, or substantially all, the assets of the Corporation, unless as a part of such transaction or prior thereto the Cumulative Preference Stock of all series shall be retired or called for redemption and the necessary funds therefor deposited as provided in Section 5 of this Division B; provided, however, that nothing in this subparagraph (3) shall require the vote or consent of the holders of the Cumulative Preference Stock for or in respect of the creation of any mortgage or pledge of or other lien upon all or any part of the assets of the Corporation; or

          (4) effect a statutory merger or consolidation of or with any other corporation or corporations; provided, however, that such consent shall not be necessary if as a result of such merger or consolidation: (i) the Corporation shall be the surviving corporation and the Cumulative Preference Stock then outstanding shall continue to be outstanding; there shall be no alteration or change in the designations or the voting powers, preferences or rights, or the qualifications, limitations or restrictions thereof, of the Cumulative Preference Stock or any series thereof, in any material respect prejudicial to the holders thereof and the number of authorized shares of Cumulative Preference Stock or shares being on a parity therewith as to dividends or assets shall not exceed the number of such shares which the Corporation shall have been authorized to issue immediately preceding the date of such merger or consolidation (except with the consent, given in writing or by resolution adopted at a meeting duly called for that purpose, of the holders of record of at least a majority of the number of shares of the Cumulative Preference Stock of all series then outstanding, considered as a class without regard to series) and there shall not be created any new class of stock having preference over the Cumulative Preference Stock as to dividends or assets; or (ii) if the Corporation shall not be the surviving corporation, the shares of the Cumulative Preference Stock of each series then outstanding shall be converted into, or be exchangeable for, a like number of shares of preference stock of the surviving or resulting corporation which preference stock shall have substantially the same designations, voting powers, preferences and rights, and qualifications, limitations or restrictions thereof, as the Cumulative Preference Stock of such series, the number of authorized shares of such preference stock shall not exceed the number of shares of the Cumulative Preference Stock of all series which the Corporation shall have been authorized to issue immediately preceding the date of such merger or consolidation (except with the consent, given in writing or by resolution adopted at a meeting duly called for that purpose, of the holders of record of at least a majority of the number of shares of the Cumulative Preference Stock of all series then outstanding, considered as a class without regard to series) and there shall not be outstanding or created any class of stock of the surviving or resulting corporation having preference over or being on a parity with such preference stock as to dividends or assets.

     (b) So long as any shares of Cumulative Preference Stock of any series shall be outstanding, the Corporation shall not, without the consent, given in writing or by resolution adopted at a meeting duly called for that purpose, of the holders of record of at least a majority of the number of shares of Cumulative Preference Stock of all series then outstanding, considered as a class without regard to series,

          (1) increase the authorized number of shares of Cumulative Preferred Stock or increase the authorized number of shares of Cumulative Preference Stock;

          (2) create any new class of stock ranking on a parity with the Cumulative Preference Stock as to dividends or assets; or

          (3) issue any shares of Cumulative Preference Stock, in addition to the shares of 5% Cumulative Preference Stock issued by the Corporation upon the merger of Northeastern Water Company into the Corporation, or issue any shares of any new class of stock which shall be on a parity with the Cumulative Preference Stock as to dividends or assets, unless the consolidated net income of the Corporation and its subsidiaries (as hereinafter defined) for any period of twelve consecutive calendar months during the preceding 18 calendar months preceding a date not more than 60 days prior to the issue of such additional shares of Cumulative Preference Stock or of such other stock shall have been at least 1.25 times the sum of (w) the annual interest charges on all indebtedness of the Corporation and its subsidiaries to be outstanding immediately after the proposed issue of such additional shares, (x) the annual dividend requirements on all shares of stock of any class ranking prior to or on a parity with the Cumulative Preference Stock as to dividends or assets to be outstanding immediately after the proposed issue of such additional shares, (y) the annual dividend requirements on all shares of preferred stock of subsidiaries to be outstanding immediately after the proposed issuance of such additional shares, and (z) the annual dividend requirements on all shares of Cumulative Preference Stock of all series to be outstanding immediately after the proposed issuance of such additional shares; provided, however, that any interest and dividends payable to the Corporation or any subsidiary shall be excluded from the foregoing calculation. Before issuing any shares of Cumulative Preference Stock other than the shares thereof issued upon such merger or before issuing such other stock, there shall be prepared and filed among the permanent records of the Corporation a certificate of an independent public accountant of recognized standing, selected in good faith by the Board of Directors, setting forth such information as may be necessary to show compliance with the requirements of this subparagraph (3), and stating whether, in the opinion of such accountant, such requirements are being complied with. For purposes of this subparagraph (3) the following shall be applicable:

               (i) The term "consolidated net income of the Corporation and its subsidiaries" shall be deemed to mean the total income (except amortization of premium on debt), whether credited to surplus or otherwise, of the Corporation and its subsidiaries from all sources for the period in question, after deducting therefrom all operating and non-operating expenses and charges, including maintenance expenses, such provisions for reserves for retirements, renewals and replacements and for depreciation, obsolescence and depletion as is determined by the Board of Directors in accordance with established practice of the Corporation and its subsidiaries, taxes and rentals paid or accrued in respect of the properties, license fees and franchise taxes paid or accrued, and Federal and State taxes based on income paid or accrued, but excluding interest charges on indebtedness of the Corporation and its subsidiaries, dividends on preferred stocks of subsidiaries, amortization of debt discount and expense, and profits or losses on sales of capital assets, amortization of intangibles or property adjustments, write-downs of property, or other adjustments, and similar items. In case, within or after the period for which the computation of consolidated net income of the Corporation and its subsidiaries is made pursuant to this subparagraph (3), the Corporation or any subsidiary shall have acquired any property (either directly or through the acquisition of a subsidiary or by merger of any entity into or with the Corporation), such acquired property may be treated as having been owned by the Corporation for the whole of such period of computation and the net income thereof for such period may, at the option of the Corporation, be included in the consolidated net income of the Corporation and its subsidiaries, and there shall be excluded, in computing such consolidated net income, an amount equal to the net income estimated to be applicable to any property sold or disposed of by the Corporation or any of its subsidiaries after the beginning of such period of computation.

               (ii) The term "subsidiary" shall mean (A) any corporation of which at least a majority of the voting stock is at the time directly or indirectly owned or controlled by the Corporation, and (B) any corporation of which at least a majority of the voting stock shall at the time be owned or controlled, directly or indirectly, by the Corporation and any subsidiary or subsidiaries as defined in the foregoing clause (A) or by one or more such subsidiaries; provided, however, that in no event shall there be included within the term "subsidiary" any corporation substantially all of the physical properties of which are located outside of the United States of America.

               (iii) The term "voting stock" shall mean stock entitled under ordinary circumstances to vote for the election of directors and does not mean or include stock so entitled to vote only upon failure to pay dividends thereon or upon some other contingency or for some special purpose or purposes.

7.  Definitions.

     (a) The term "Subordinate Stock" as used in this Article Fourth shall be deemed to mean all stock of any class of the Corporation ranking junior to the Cumulative Preference Stock as to dividends or assets.

     (b) The term "full cumulative dividends" whenever used in this Article Fourth with reference to any share of any series of the Cumulative Preference Stock shall be deemed to mean (whether or not in any dividend period or any part thereof in respect of which such term is used there shall have been net profits or net assets of the Corporation legally available for the payment of such dividends) that amount which shall be equal to dividends at the rate per share fixed for such series in accordance with this Article Fourth for the period of time elapsed from the date of cumulation of such series to the date as of which full cumulative dividends are to be computed (including the elapsed portion of the current dividend period), less the amount of all dividends paid upon such share

               DIVISION B-1 - CUMULATIVE PREFERENTIAL STOCK

1. Series and Limitations of Variations between Series.

     The shares of Cumulative Preferential Stock may be divided into and issued in series from time to time, as herein provided. All shares of Cumulative Preferential Stock of all series shall be of equal rank and all shares of any particular series of Cumulative Preferential Stock shall be identical except as to the date or dates from which dividends on such shares shall be cumulative, as permitted by Section 2 of this Division B-1. The shares of Cumulative Preferential Stock of different series, subject to any applicable provisions of law, may vary as to the following terms and provisions, which shall be determined and fixed in the case of each such series at any time prior to the issuance of any shares thereof, in the manner hereinafter in this Section 1 provided:

          (a) The distinctive designation of such series and the number of shares which shall constitute such series, which number may be increased or decreased (but not below the number of shares thereof then outstanding) from time to time by action of the Board of Directors;

          (b) The dividend rate per annum of such series, and the date from which dividends on shares of such series shall be cumulative (hereinafter sometimes called the date of cumulation);

          (c) The price or prices at which, and the terms, times and conditions on which, the shares of such series may be redeemed at the option of the Corporation;

          (d) The amount or amounts payable upon the shares of such series in the event of involuntary liquidation, dissolution or winding up of the Corporation (hereinafter sometimes called the involuntary liquidation price), and the amount or amounts payable upon the shares of such series in the event of voluntary liquidation, dissolution or winding up of the Corporation (hereinafter sometimes called the voluntary liquidation price);

          (e) Whether or not the shares of such series shall be entitled to the benefit of a sinking fund or a purchase fund to be applied to the purchase or redemption of shares of such series, and if so entitled, the amount of such fund and the manner of its application, including the price or prices at which the shares of such series may be redeemed or purchased through the application of such fund;

          (f) Whether or not the shares of such series shall be made convertible into, or exchangeable for, shares of any other class or classes or of any other series of the same or any other class or classes of stock of the Corporation, and if made so convertible or exchangeable, the conversion price or prices, or the rates of exchange, and the adjustments thereof, if any, at which such conversion or exchange may be made, and any other terms and conditions of such conversion or exchange;

          (g) Whether or not the shares of such series shall be entitled to (1) any rights not theretofore granted to shares of Cumulative Preferential Stock to vote or consent in connection with any particular corporate acts and the terms of any such rights, or
     (2) the right to elect directors in the event of "six quarters' default in preferential stock dividends" as provided in Section 1 of Division D of this Article Fourth;

          (h) Whether or not the shares of such series shall be entitled to the benefit of limitations restricting the purchase of, the payment of dividends on, or the making of other distributions in respect of stock of any class of the Corporation ranking junior to the Cumulative Preferential Stock as to dividends or assets, and the terms of any such restrictions;

           (i) Whether or not the shares of such series shall have the general power to vote in the election of directors and for all other purposes, and if such power shall be given, the qualifications, limitations and restrictions thereof, but in no event shall the vote per share of such series be greater than the vote per share of the Common Stock; and

           (j) Whether or not the shares of such series shall have any rights to subscribe to shares of any class of stock of the Corporation, and the terms of any such rights.

     Authority is hereby expressly granted to and vested in the Board of Directors at any time or from time to time, within the then authorized number of shares of Cumulative Preferential Stock of all series, to establish or re-establish any unissued shares of Cumulative Preferential Stock as shares of Cumulative Preferential Stock of any series, to create one or more additional series of Cumulative Preferential Stock and to fix the terms and provisions of any such series of Cumulative Preferential Stock in the respects in which the shares of any series may vary from the shares of other series of Cumulative Preferential Stock as hereinbefore in this Section 1 provided.

2.  Dividends.

     (a) Out of any net profits or net assets of the Corporation legally available therefor remaining after full cumulative dividends to the end of the then current dividend period upon the Cumulative Preferred Stock and the Cumulative Preference Stock of all series then outstanding shall have been paid or declared and a sum sufficient for the payment thereof set apart for such payment, and after the Corporation shall have complied with the provisions of the foregoing Section 5 of Division A and Section 4 of Division B of this Article Fourth in respect of any and all amounts then or theretofore required to be set aside or applied in respect of any sinking fund or purchase fund referred to in said Section 5 and said Section 4, then and not otherwise the holders of Cumulative Preferential Stock of each series shall, subject to the provisions of this Article Fourth and of any certificate fixing the terms of any series of the Cumulative Preferred Stock or the Cumulative Preference Stock, be entitled to receive, when and as declared by the Board of Directors, dividends in cash at the rate per annum for such series fixed in accordance with this Article Fourth, and no more, payable on the first days of March, June, September and December in each year (the quarterly periods ending on the first days of such months, respectively, being herein designated as dividend periods), in each case from the date of cumulation of such series; provided that the initial dividend with respect to any particular series shall be payable on such of such dates as next succeeds the date of issue of the first shares of such series to be issued, unless otherwise determined by the Board of Directors; and such dividends shall be cumulative (whether or not in any dividend period or periods there shall be net profits or net assets of the Corporation legally available for the payment of such dividends), so that if at any time full cumulative dividends upon the outstanding Cumulative Preferential Stock of all series to the end of the then current dividend period shall not have been paid or declared and a sum sufficient for the payment thereof set apart for such payment, the amount of the deficiency shall be fully paid, but without interest, or dividends in such amount declared on each such series and a sum sufficient for the payment thereof set apart for such payment, before any sum or sums shall be set aside for or applied to the purchase, redemption or other acquisition of Cumulative Preferential Stock of any series and before any dividend shall be declared or paid upon or set apart for, or any other distribution shall be ordered or made in respect of, Sub-Preferential Stock and before any shares of Sub-Preferential Stock shall be purchased, redeemed, or otherwise acquired by the Corporation.

     (b) No dividends shall be declared or paid on any particular series of the Cumulative Preferential Stock to the exclusion of any other series thereof and all dividends declared on the Cumulative Preferential Stock of the respective series outstanding shall be declared pro rata, so that the amount of the dividend declared on any particular series of the Cumulative Preferential Stock shall be in the proportion that the annual dividend requirements of the shares of such series bear to the total annual dividend requirements of the Cumulative Preferential Stock of all series at the time outstanding.

     (c) The holders of the Sub-Preferential Stock shall not be entitled to receive any dividends until full cumulative dividends to the end of the then current dividend period upon the Cumulative Preferential Stock of all series then outstanding shall have been paid or declared and a sum sufficient for the payment thereof set apart for such payment and until the Corporation shall have complied with the provisions of Section 4 of this Division B-1 in respect of any and all amounts then or theretofore required to be set aside or applied in respect of any sinking fund or purchase fund referred to in said Section 4.

     (d) The date of cumulation of dividends on all shares of all series of Cumulative Preferential Stock shall be the quarterly dividend payment date next preceding the date of their issue or, if issued on a quarterly dividend payment date, then such date; provided that the certificate creating any such series may specify that the date of cumulation of dividends on shares of such series shall be the aforesaid date unless the Board of Directors when authorizing the issuance of particular shares of such series shall provide for a different date of cumulation of dividends; and provided further that if shares of any such series, irrespective of the date of cumulation of dividends thereon under the foregoing provisions, be issued after the record date for the payment of a dividend on such Stock in respect of the then current dividend period and prior to the payment date for such dividend, then said Board, when declaring such dividend, may determine that said shares shall not be entitled to participate in said dividend and the date of cumulation of dividends thereon shall be such payment date, anything hereinabove to the contrary notwithstanding; otherwise said dividend or the applicable portion thereof shall be payable on said shares to the registered holder thereof on said payment from the commencement of said current dividend period or, as the case may be, from the date of issue of said shares, as if such shares had been registered in said holder's name on the record date for said dividend.

3.  Preference on Liquidation, etc.

     In the event of any liquidation or dissolution or winding up of the Corporation, after there shall have been paid or set aside in cash for the holders of the Cumulative Preferred Stock and the Cumulative Preference Stock of all series then outstanding the full preferential amounts to which they are entitled under the provisions of this Article Fourth, the holders of the Cumulative Preferential Stock of each series shall be entitled to receive, out of the assets of the Corporation available for distribution to its stockholders, before any distribution of assets shall be made to the holders of Sub-Preferential Stock, (i) if such liquidation, dissolution or winding up shall be involuntary, the applicable involuntary liquidation price plus full cumulative dividends thereon to the date of final distribution to the holders of the Cumulative Preferential Stock, and (ii) if such liquidation, dissolution or winding up shall be voluntary, the applicable voluntary liquidation price plus full cumulative dividends thereon to the date of final distribution to the holders of the Cumulative Preferential Stock; and the holders of the Sub-Preferential Stock shall be entitled, to the exclusion of the holders of the Cumulative Preferential Stock of any and all series, to share in all the assets of the Corporation then remaining as hereinafter provided. If upon any liquidation or dissolution or winding up of the Corporation the net assets of the Corporation shall be insufficient to pay the holders of all outstanding shares of the Cumulative Preferential Stock the full amounts to which they respectively shall be entitled, the holders of shares of Cumulative Preferential Stock of all series shall share ratably in any distribution of assets according to the respective amounts which would be payable in respect of the shares held by them upon such distribution if all amounts payable on or with respect to the Cumulative Preferential Stock of all series were paid in full. Neither the merger nor consolidation of the Corporation into or with any other corporation, nor the merger or consolidation of any other corporation into or with the Corporation, nor a sale, transfer or lease of all or any part of the assets of the Corporation, shall be deemed to be a liquidation, dissolution or winding up of the Corporation.

4.  Sinking and Purchase Funds.

     Out of any net profits or net assets of the Corporation legally available therefor remaining after full cumulative dividends to the end of the then current dividend period upon the Cumulative Preferential Stock of all series then outstanding shall have been paid or declared and a sum sufficient for the payment thereof set apart for such payment, and before any dividends shall be declared or paid upon or set apart for, or any other distribution shall be ordered or made in respect of, Sub-Preferential Stock and before any shares of Sub-Preferential Stock shall be purchased, redeemed, or otherwise acquired by the Corporation, the Corporation shall set aside, in respect of each series of Cumulative Preferential Stock any shares of which shall at the time be outstanding and in respect of which a sinking fund or purchase fund for the purchase or redemption thereof has been provided in accordance with this Article Fourth, the sum or sums then or theretofore required to be set aside as a sinking fund or purchase fund, to be applied in the manner specified in the provisions creating such fund.

5.  Redemption.

     (a) The Cumulative Preferential Stock of all or any series, or any part thereof, at any time outstanding may, subject to any applicable restrictions with respect to the redemption of shares ranking junior to the Cumulative Preferred Stock or the Cumulative Preference Stock as to dividends or assets, be redeemed by the Corporation, at its election expressed by resolution of the Board of Directors, at any time or from time to time (which time, when fixed in each case and specified in the notice of redemption, is hereinafter called the redemption date), upon not less than 30 days previous notice to the holders of record of the Cumulative Preferential Stock to be redeemed, given by mail in such manner as may be prescribed by resolution of the Board of Directors, at the optional redemption price or prices then applicable to the Cumulative Preferential Stock to be redeemed, plus an amount equal to full cumulative dividends thereon to the redemption date (the aggregate of which amounts is hereinafter in this Section 5 called the redemption price); provided, however, that less than all the Cumulative Preferential Stock of all series then outstanding may be redeemed only after full cumulative dividends to the end of the then current dividend period upon the Cumulative Preferential Stock of all series then outstanding (other than the shares to be redeemed) shall have been paid or declared and a sum sufficient for the payment thereof set apart for such payment. If less than all the outstanding Cumulative Preferential Stock of any series is to be redeemed, the selection of shares for redemption may be made either by lot or pro rata in such manner as may be prescribed by resolution of the Board of Directors. The Corporation may, if it shall so elect, deposit the amount of the redemption price for the account of the holders of Cumulative Preferential Stock entitled thereto with a bank or trust company doing business in the State of New York, or in the Commonwealth of Pennsylvania, and having capital and surplus of at least $5,000,000, at any time prior to the redemption date (the date of such deposit being hereinafter in this Section 5 referred to as the date of deposit).

     (b) Notice of the Corporation's election to make such deposit, including the date of deposit and the name and address of the bank or trust company with which the deposit has been or will be made, shall be included in the notice of redemption. On and after the redemption date (unless default shall be made by the Corporation in providing moneys for the payment of the redemption price pursuant to the notice of redemption), or, if the Corporation shall make such deposit on or before the date specified therefor in the notice of redemption, then on and after the date of deposit, all dividends on the Cumulative Preferential Stock so called for redemption shall cease to accrue, and, notwithstanding that any certificate for shares of Cumulative Preferential Stock so called for redemption shall not have been surrendered for cancellation, the shares represented thereby shall no longer be deemed outstanding and all rights of the holders thereof as stockholders of the Corporation shall cease and terminate, except the right to receive the redemption price as hereinafter provided and except any conversion, exchange or subscription rights not theretofore expired. Such conversion or exchange rights, however, in any event shall cease and terminate upon the redemption date or upon any earlier date duly fixed for the termination of such rights. At any time on or after the redemption date, or, if the Corporation shall elect to deposit the moneys for such redemption as herein provided, then at any time on or after the date of deposit, which time shall be specified by the Corporation in the notice of redemption but shall not be later than the redemption date, the respective holders of record of the Cumulative Preferential Stock to be redeemed shall be entitled to receive the redemption price upon actual delivery to the Corporation or, in the event of such deposit, to the bank or trust company with which such deposit shall be made, of certificates for the shares to be redeemed, such certificates, if required, to be properly stamped for transfer and duly endorsed in blank or accompanied by proper instruments of assignment and transfer thereof duly endorsed in blank. Any moneys so deposited which shall remain unclaimed by the holders of such Cumulative Preferential Stock at the end of five years after the redemption date shall be paid by such bank or trust company to the Corporation; provided, however, that all moneys so deposited which shall not be required for such redemption because of the exercise of any right of conversion or exchange shall be returned to the Corporation forthwith. Any interest accrued on moneys so deposited shall be paid to the Corporation from time to time.

6.  Definitions.

     (a) The term "Sub-Preferential Stock" as used in this Article Fourth shall be deemed to mean all stock of any class of the Corporation ranking junior to the Cumulative Preferential Stock as to dividends or assets.

     (b) The term "full cumulative dividends" whenever used in this Article Fourth with reference to any share of any series of the Cumulative Preferential Stock shall be deemed to mean (whether or not in any dividend period or any part thereof in respect of which such term is used there shall have been net profits or net assets of the Corporation legally available for the payment of such dividends) that amount which shall be equal to dividends at the rate per share fixed for such series in accordance with this Article Fourth for the period of time elapsed from the date or dates of cumulation of shares of such series to the date as of which full cumulative dividends are to be computed (including the elapsed portion of the current dividend period), less the amount of all dividends paid upon such share.

                         DIVISION C - COMMON STOCK

1.  Dividends.

     Out of any net profits or net assets of the Corporation legally available therefor remaining after full cumulative dividends to the end of the then current dividend period upon the Cumulative Preferred Stock, the Cumulative Preference Stock and the Cumulative Preferential Stock of all series of each class of stock then outstanding shall have been paid or declared and a sum sufficient for the payment thereof set apart for such payment, and after setting aside the sum or sums then or theretofore required to be set aside as a sinking fund or purchase fund provided for any one or more series of the Cumulative Preferred Stock, the Cumulative Preference Stock and the Cumulative Preferential Stock, then and not otherwise the holders of the Common Stock shall, subject to the provisions of this Article Fourth and of any certificate fixing the terms of any series of the Cumulative Preferred Stock, the Cumulative Preference Stock or the Cumulative Preferential Stock, be entitled to receive such dividends as may from time to time be declared by the Board of Directors.

2.  Distribution of Assets.

     In the event of any liquidation, dissolution or winding up of the Corporation, after there shall have been paid or set aside in cash for the holders of the Cumulative Preferred Stock, the holders of the Cumulative Preference Stock and the holders of the Cumulative Preferential Stock the full preferential amounts to which they are entitled under the provisions of this Article Fourth, the holders of the Common Stock shall be entitled to receive pro rata all of the remaining assets of the Corporation available for distribution to its stockholders.

                        DIVISION D - VOTING RIGHTS

     1. (a) Except as otherwise required by the laws of the State of Delaware and as otherwise provided in this Division D or elsewhere in this Article Fourth or in any certificate creating any series of any class of stock of the Corporation, and subject to the provisions of the by-laws of the Corporation, as from time to time amended, with respect to the closing of the transfer books and the fixing of a record date for the determination of stockholders entitled to vote, the holders of the Common Stock and the holders of such of the series of Cumulative Preferred Stock, Cumulative Preference Stock and Cumulative Preferential Stock, if any, as shall have been granted such power pursuant to this Article Fourth or to any certificate creating any series of any class of stock of the Corporation shall exclusively possess voting power in the election of directors and for all other purposes, and the holders of the other series of Cumulative Preferred Stock, Cumulative Preference Stock and Cumulative Preferential Stock shall have no voting power and shall not be entitled to any notice of any meeting of stockholders.

     (b) If at the time of any annual meeting of stockholders for the election of directors a "year's default in preferred dividends", as hereinafter defined, shall exist, the holders of the Cumulative Preferred Stock, voting separately as a class and without regard to series, shall have the right to elect two members of the Board of Directors; provided that if at the time of any annual meeting of stockholders for the election of directors a "two years' default in preferred dividends", as hereinafter defined, shall exist, the holders of the Cumulative Preferred Stock, voting separately as a class and without regard to series, shall have the right to elect the smallest number of directors necessary to constitute a majority of the Board of Directors. In either such event the holders of the Cumulative Preferred Stock, as such, voting separately as a class, shall not be entitled to vote in the election of any of the other directors of the Corporation, and the holders of the other classes of stock shall be entitled to elect the remaining members of the Board of Directors as provided in this Division D, but the holders of such other classes of stock shall not, as such, be entitled to vote in the election of the directors of the Corporation to be elected by the holders of the Cumulative Preferred Stock; and any other provision of this Certificate of Incorporation or of any certificate creating any series of Cumulative Preferred Stock to the contrary notwithstanding, if and so long as a "default in preferred dividends", as hereinafter defined, shall exist, the holders of such series of the Cumulative Preferred Stock, if any, as shall have been granted the general power to vote in the election of directors pursuant to this Article Fourth shall be entitled to vote as holders of the Cumulative Preferred Stock and shall not be entitled to vote with the holders of the Common Stock in the election of directors or for any other purposes pertinent to the provisions of this Division D.

     (c) If at the time of any annual meeting of stockholders for the election of directors a "six quarters' default in preference stock dividends," as hereinafter defined, shall exist, the holders, if any, of the "special voting series", as hereinafter defined, of Cumulative Preference Stock shall have the right, voting separately as a class and without regard to series, to elect two members of the Board of Directors. In such event the holders of the "special voting series" of Cumulative Preference Stock shall not be entitled to vote, as such, in the election of any other directors of the Corporation, and the holders of the other classes of stock shall be entitled to elect the remaining members of the Board of Directors as provided in this Division D; but the holders of such other classes of stock shall not, as such, be entitled to vote in the election of directors of the Corporation to be elected by the holders of the "special voting series" of Cumulative Preference Stock; and any other provision of this Certificate of Incorporation or of any certificate creating any series of Cumulative Preference Stock to the contrary notwithstanding, if and so long as a "default in preference stock dividends," as hereinafter defined, shall exist, the holders of such "special voting series" of Cumulative Preference Stock, if any, as shall have been granted the general power to vote in the election of directors pursuant to this Article Fourth shall be entitled to vote as the holders of the Cumulative Preference Stock and shall not be entitled to vote with the holders of the Common Stock in the election of directors or for any other purposes pertinent to the provisions of this Division D.

     (d) If at the time of any annual meeting of stockholders for the election of directors a "six quarters' default in preferential stock dividends," as hereinafter defined, shall exist, the holders, if any, of the "special voting series", as hereinafter defined, of Cumulative Preferential Stock shall have the right, voting separately as a class and without regard to series, to elect two members of the Board of Directors. In such event the holders of the "special voting series" of Cumulative Preferential Stock shall not be entitled to vote, as such, in the election of any other directors of the Corporation, and the holders of the other classes of stock shall be entitled to elect the remaining members of the Board of Directors as provided in this Division D; but the holders of such other classes of stock shall not, as such, be entitled to vote in the election of directors of the Corporation to be elected by the holders of the "special voting series" of Cumulative Preferential Stock; and any other provision of this Certificate of Incorporation or of any certificate creating any series of Cumulative Preferential Stock to the contrary notwithstanding, if and so long as a "default in preferential stock dividends," as hereinafter defined, shall exist, the holders of such "special voting series" of Cumulative Preferential Stock, if any, as shall have been granted the general power to vote in the election of directors pursuant to this Article Fourth shall be entitled to vote as the holders of the Cumulative Preferential Stock and shall not be entitled to vote with the holders of the Common Stock in the election of directors or for any other purposes pertinent to the provisions of this Division D.

     (e) Any Preferred Director shall continue to serve as such director until the next annual meeting of stockholders and until his successor shall be elected and qualified, unless prior to the end of such term a default in preferred dividends shall cease to exist, in which event the term of all Preferred Directors shall terminate and the resulting vacancies, if any, in the Board of Directors shall be filled by the Common Directors. So long as a default in preferred dividends shall exist, any vacancy in the office of a Preferred Director shall be filled for the unexpired term by a majority of the remaining Preferred Directors (or, if there is only one remaining Preferred Director, by that Director) or, if there shall at the time be no Preferred Director in office, by the remaining members of the Board of Directors. Any Preference Stock Director shall continue to serve as such director until the next annual meeting of stockholders and until his successor shall be elected and qualified, unless prior to the end of such term a default in preference stock dividends shall cease to exist, in which event the term of all Preference Stock Directors shall terminate, and the resulting vacancies, if any, in the Board of Directors shall be filled by the Common Directors. So long as a default in preference stock dividends shall exist, any vacancy in the office of a Preference Stock Director shall be filled for the unexpired term by the remaining Preference Stock Director or, if there shall at the time be no Preference Stock Director in office, by the remaining members of the Board of Directors. Any Preferential Stock Director shall continue to serve as such director until the next annual meeting of stockholders and until his successor shall be elected and qualified, unless prior to the end of such term a default in preferential stock dividends shall cease to exist, in which event the term of all Preferential Stock Directors shall terminate, and the resulting vacancies, if any, in the Board of Directors shall be filled by the Common Directors. So long as a default in preferential stock dividends shall exist, any vacancy in the office of a Preferential Stock Director shall be filled for the unexpired term by the remaining Preferential Stock Director or, if there shall at the time be no Preferential Stock Director in office, by the remaining members of the Board of Directors. Any vacancy in the office of a Common Director shall be filled for the unexpired term by a majority of the remaining Common Directors or, if at the time there shall be no Common Director in office or if there are an even number of Common Directors in office and it is not possible within 30 days after the vacancy occurred to fill the vacancy by a majority vote of the remaining Common Directors, then any such vacancy or vacancies shall be filled at a special meeting of the holders of the Common Stock which shall promptly be called by the Secretary.

     (f) For the purposes of this Section 1, a "year's default in preferred dividends" shall be deemed to exist whenever at the time of any annual meeting of stockholders for the election of directors the amount of full cumulative dividends upon the shares of any series of the Cumulative Preferred Stock shall be equivalent to four quarterly dividends or more, up to and including seven quarterly dividends, and a "two-years' default in preferred dividends" shall be deemed to exist whenever at the time of any annual meeting for the election of directors the amount of full cumulative dividends upon the shares of any series of the Cumulative Preferred Stock shall be equivalent to eight quarterly dividends or more. If a "year's default in preferred dividends" shall exist, such default in preferred dividends shall be deemed to exist thereafter until, but only until, full cumulative dividends on all shares of Cumulative Preferred Stock of all series then outstanding shall have been paid to the end of the last preceding quarterly dividend period. If a "two years' default in preferred dividends" shall exist, such default shall be deemed to exist thereafter until either (i) full cumulative dividends on all shares of Cumulative Preferred Stock of all series then outstanding shall have been paid to the end of the last preceding dividend period, or (ii) until the date when the aggregate of the "available dividend income of the Corporation", as hereinafter defined (calculated from the first date when the amount of full cumulative dividends on all shares of Cumulative Preferred Stock of all series then outstanding was equivalent to eight quarterly dividends) exceeds the amount of full cumulative dividends on all shares of Cumulative Preferred Stock of all series then outstanding (calculated to the end of the last preceding quarterly dividend period), whichever shall first occur.

     For the purposes of this Section 1, the term "available dividend income" of the Corporation for the period under consideration shall be deemed to mean the sum of:

          (i) the lesser of (A) 75% of the net income (but not losses) for such period which would be available for dividends on the common stock of each operating subsidiary owned by the Corporation or any subsidiary, or (B) the amount which would be available under applicable state law, indenture, charter or other dividend restrictions for payment to the Corporation or any subsidiary during such period in the form of dividends on the common stock of each operating subsidiary owned by the Corporation or any subsidiary, excluding, in each case, any cash dividends received by the Corporation or a subsidiary on common stock of an operating subsidiary; plus

          (ii) all income of the Corporation during such period from all sources other than dividends on common stock of subsidiaries; plus

          (iii) all income of each non-operating subsidiary of the Corporation during such period from all sources other than dividends on common stock of operating subsidiaries;

after deducting from such sum the total of:

          (x) all expenses and charges of the Corporation and all expenses and charges of its non-operating subsidiaries (but only to the extent of the income available to each such non-operating subsidiary for the payment of such expenses and charges) for such period, including fixed charges and income and franchise taxes paid or accrued; plus

          (y) all dividends paid on the Cumulative Preferred Stock during such period;

all as determined in accordance with generally accepted accounting practices followed by the Corporation in reports required to be filed by the Corporation with the Securities and Exchange Commission or other similar governmental body with which the Corporation is required to file periodic reports, or, if there is no such governmental body, with the New York Stock Exchange; provided, that in making such determination, there shall be included all items of income whether credited to surplus or otherwise, but there shall be excluded any profits or losses on sales of investments (after reflecting applicable expenses and taxes), any charges arising in connection with or resulting from amortization of intangibles or property adjustments, any write-downs of property or similar adjustments, and any write-downs or other adjustments of the carrying value of investments in subsidiaries.

     For the purposes of this Section 1, the term "common stock" of any subsidiary (including an operating subsidiary) shall mean stock (including capital stock if only one class of stock be outstanding), whether or not voting stock, not limited as to the amount payable thereon upon any liquidation, dissolution or winding up of the issuing corporation, and the term "operating subsidiary" shall mean any subsidiary, as defined in
Section 7 of Division A of this Article Fourth, principally engaged in the ownership and operation of water supply and distribution systems.

     (g) For the purposes of this Article Fourth, the following terms shall have the following meanings:

          (i) "special voting series" as applied to the Cumulative Preference Stock shall mean all series of the Cumulative Preference Stock which have been granted in Division F of this Article Fourth or in any certificate creating any series of Cumulative Preference Stock the right to vote for directors in the event of a "six quarters' default in preference stock dividends" as provided in this Section 1;

          (ii) "special voting series" as applied to the Cumulative Preferential Stock shall mean all series of the Cumulative Preference Stock which have been granted in Division F of this Article Fourth or in any certificate creating any series of Cumulative Preferential Stock the right to vote for directors in the event of a "six quarters' default in preferential stock dividends" as provided in this Section 1;

          (iii) "Common Director" shall mean a director elected by the holders of the Common Stock and the holders of any series of Cumulative Preferred Stock, Cumulative Preference Stock or Cumulative Preferential Stock which shall have been granted and then possess the general power to vote in the election of directors pursuant to this Article Fourth or to any certificate creating any series of such Stocks, all voting together as a class;

          (iv) "Preferred Director" shall mean a director elected by the holders of the Cumulative Preferred Stock, voting separately as a class;

          (v) "Preference Stock Director" shall mean a director elected by the holders of the "special voting series" of Cumulative Preference Stock, voting separately as a class;

          (vi) "Preferential Stock Director" shall mean a director elected by the holders of the "special voting series" of Cumulative
     Preferential Stock, voting separately as a class;

          (vii) "default in preferred dividends," otherwise unqualified, shall mean the failure to pay full cumulative dividends on all shares of all Cumulative Preferred Stock then outstanding to the end of the last preceding quarterly dividend period;

          (viii) "default in preference stock dividends," otherwise unqualified, shall mean the failure to pay full cumulative dividends on all shares of all "special voting series" of Cumulative Preference Stock then outstanding to the end of the last preceding quarterly dividend period;

          (ix) "default in preferential stock dividends," otherwise unqualified, shall mean the failure to pay full cumulative dividends on all shares of all "special voting series" of Cumulative
     Preferential Stock then outstanding to the end of the last preceding quarterly dividend period;

          (x) "six quarters' default in preference stock dividends" shall be deemed to exist whenever at the time of any annual meeting of stockholders for the election of directors the amount of full cumulative dividends upon the shares of any "special voting series" of Cumulative Preference Stock shall be equivalent to six quarterly dividends or more. If a "six quarters' default in preference stock dividends" shall exist, such default shall be deemed to exist thereafter until, but only until, full cumulative dividends on all shares of Cumulative Preference Stock of all series then outstanding shall have been paid to the end of the last preceding quarterly dividend period; and

          (xi) "six quarters' default in preferential stock dividends" shall be deemed to exist whenever at the time of any annual meeting of stockholders for the election of directors the amount of full cumulative dividends upon the shares of any "special voting series" of Cumulative Preferential Stock shall be equivalent to six quarterly dividends or more. If a "six quarters' default in preferential stock dividends" shall exist, such default shall be deemed to exist thereafter until, but only until, full cumulative dividends on all shares of Cumulative Preferential Stock of all series then outstanding shall have been paid to the end of the last preceding quarterly dividend period.

     (h) If and so long as a "two years' default in preferred dividends", as defined in this Section 1, shall exist, (i) a majority of the Board of Directors of the Corporation shall constitute a quorum for all purposes, unless the by-laws shall specify a lesser number, and (ii) no amendment of the by-laws of the Corporation shall be effected by the Board of Directors which would (x) change the number of directors necessary to constitute a quorum of the Board of

Directors without the consent, given in writing or by resolution adopted at a meeting of stockholders (of which at least ten days' written notice of the proposed amendment of the by-laws was given), of the holders of at least a majority of the shares of Common Stock then outstanding, or (y) change the date of the annual meeting for the election of directors.

     (i) Nothing in this Section 1 shall be deemed to prevent an amendment of the by-laws of the Corporation, in the manner therein provided, which shall increase the number of directors of the Corporation so as to provide additional places on the Board of Directors for either one or both of the two directors so to be elected by the holders of the Cumulative Preferred Stock or either one or both of the two directors to be elected by the holders of the "special voting series" of Cumulative Preference Stock or either one or both of the two directors to be elected by the holders of the "special voting series" of Cumulative Preferential Stock, or so as to increase the number of directors to be elected by the holders of the Common Stock, nor shall anything in this Section 1 be deemed to prevent any other change in the number of the directors of the Corporation, in case a "year's default in preferred dividends," or a "two years' default in preferred dividends", or a "six quarters' default in preference stock dividends", or a "six quarters' default in preferential stock dividends", shall occur.

     (j) So long as a default in preferred dividends shall exist, the presence in person or by proxy of the holders of 25% of the outstanding shares of the Cumulative Preferred Stock, considered as a class without regard to series, shall be required to constitute a quorum of such class at any meeting of stockholders or at any meeting of the holders of shares of Cumulative Preferred Stock called for the purpose of electing a Preferred Director; provided, however, that a majority of the holders of the Cumulative Preferred Stock who are present in person or represented by proxy at any such meeting at which there shall be no quorum of such class shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting, solely for the purpose of electing a Preferred Director at an adjourned session of such meeting at which there shall be a quorum of such class.

     So long as a default in preference stock dividends shall exist, the presence in person or by proxy of the holders of 25% of the outstanding shares of the "special voting series" of Cumulative Preference Stock, considered as a class and without regard to series, shall be required to constitute a quorum of such "special voting series" at any meeting of stockholders or at any meeting of the holders of the shares of such "special voting series" called for the purpose of electing a Preference Stock Director; provided, however, that a majority of the holders of such "special voting series" who are present in person or represented by proxy at any such meeting at which there shall be no quorum of such "special voting series" shall have the power to adjourn the meeting from time to time, without notice other than announcement at the meeting, solely for the purpose of electing a Preference Stock Director at an adjourned session of such meeting at which there shall be a quorum of such "special voting series".

     So long as a default in preferential stock dividends shall exist, the presence in person or by proxy of the holders of 25% of the outstanding shares of the "special voting series" of Cumulative Preferential Stock, considered as a class and without regard to series, shall be required to constitute a quorum of such "special voting series" at any meeting of stockholders or at any meeting of the holders of the shares of such "special voting series" called for the purpose of electing a Preferential Stock Director; provided, however, that a majority of the holders of such "special voting series" who are present in person or represented by proxy at any such meeting at which there shall be no quorum of such "special voting series" shall have the power to adjourn the meeting from time to time, without notice other than announcement at the meeting, solely for the purpose of electing a Preferential Stock Director at an adjourned session of such meeting at which there shall be a quorum of such "special voting series".

     So long as a default in preferred dividends or a default in preference stock dividends or a default in preferential stock dividends shall exist, the presence in person or by proxy of the holders of shares entitled to cast a majority of the votes in the election of a Common Director shall be required to constitute a quorum of such shares at any meeting of stockholders at which the holders of such shares shall be entitled to vote for the election of directors of the Corporation.

     No delay or failure by the holders of any class of stock to elect one or more of the directors they shall be entitled as a class to elect shall invalidate the election of the members of the Board of Directors elected by the holders of any other class of stock of the Corporation. Holders of Cumulative Preferred Stock shall be entitled to notice of each meeting of stockholders at which they shall have the right to elect a Preferred Director. The holders of the "special voting series" of Cumulative Preference Stock shall be entitled to notice of each meeting of stockholders at which they shall have the right to elect a Preference Stock Director. The holders of the "special voting series" of Cumulative Preferential Stock shall be entitled to notice of each meeting of stockholders at which they shall have the right to elect a Preferential Stock Director.

     (k) So long as a default in preferred dividends shall exist, the provisions of this Section 1 with respect to the election of directors by the holders of the Cumulative Preferred Stock, voting as a class as aforesaid, shall be controlling, notwithstanding any other provisions of this Certificate of Incorporation inconsistent with such provisions of this
Section 1. So long as a default in preference stock dividends shall exist, except as otherwise required by reason of the preceding sentence, the provisions of this Section l with respect to the election of directors by the holders of the "special voting series" of the Cumulative Preference Stock, voting as a class as aforesaid, shall be controlling at all times, notwithstanding any other provision of this Certificate of Incorporation (except the preceding sentence) inconsistent with such provisions of this
Section 1. So long as a default in preferential stock dividends shall exist, except as otherwise required by reason of the two preceding sentences, the provisions of this Section l with respect to the election of directors by the holders of the "special voting series" of the Cumulative Preferential Stock, voting as a class as aforesaid, shall be controlling at all times, notwithstanding any other provision of this Certificate of Incorporation (except the two preceding sentences) inconsistent with such provisions of this Section 1.

     2. At all elections of directors by the stockholders of the Corporation, each holder of any class of stock of the Corporation, as such, shall be entitled to as many votes as shall equal the number of his shares of such class entitled to vote for directors multiplied by the number of directors to be elected by the holders of such class, as such, and he may cast all of such votes for a single director or may distribute them among the number of directors to be elected as aforesaid, or any two or more of them as he may see fit; provided that if in Division F of this Article Fourth or in any certificate creating any series of the Cumulative Preferred Stock or Cumulative Preference Stock or Cumulative Preferential Stock, the shares of any such series are given less than one vote per share in the election of directors, each holder of the stock of any such series of Cumulative Preferred Stock when voting with the Common Stock in any election of directors during the absence of a "default in preferred dividends" and each holder of the stock of any such series of Cumulative Preference Stock when voting with the Common Stock in any election of directors during the absence of a "default in preference stock dividends" and each holder of the stock of any such series of Cumulative Preferential Stock when voting with the Common Stock in any election of directors during the absence of a "default in preferential stock dividends" shall, in each case, be entitled to as many votes as the number of his shares of any such series shall entitle him to vote in the election of directors multiplied by the number of directors to be elected by the holders of the Common Stock and the holders of such series, and he may cast all of such votes for a single director of may distribute them among the number of directors to be elected as aforesaid, or any two or more of them as he may see fit; and provided further, that any provision of this Section 2 to the contrary notwithstanding, the rights of the holders of any series of Cumulative Preferred Stock in respect of any election of directors at a time when the holders of such series vote with the Common Stock in the election of directors during the absence of such a "default in preferred dividends", and the rights of the holders of any series of Cumulative Preference Stock in respect of any election of directors at a time when the holders of such series vote with the Common Stock in the election of directors during the absence of a "default in preference stock dividends", and the rights of the holders of any series of Cumulative Preferential Stock in respect of any election of directors at a time when the holders of such series vote with the Common Stock in the election of directors during the absence of a "default in preferential stock dividends", shall always be subject to such qualifications, limitations and restrictions as are prescribed in the certificate creating such series.

     3. Unless otherwise mandatorily required by law, or by this Certificate of Incorporation, or by a certificate creating any series of Cumulative Preferred Stock or Cumulative Preference Stock or Cumulative Preferential Stock, the vote or consent of the holders of shares constituting a majority of the total vote of all shares having voting power for the election of directors and for all other purposes at the time issued and outstanding shall be sufficient in all respects to authorize, effect, or validate any action required to be authorized, effected or validated by vote or consent of the stockholders of the Corporation. The authorized number of shares of Cumulative Preferential Stock may be increased or decreased by the affirmative vote of the holders of record of not less than a majority of the shares of stock of the Corporation having the general power to vote for the election of directors and for all other purposes. Except to the extent that any series of the Cumulative Preferential Stock shall have been granted the general power to vote in the election of directors and for all other purposes, no holders of shares of any series of the Cumulative Preferential

Stock shall have any right to vote or consent for or in respect of any increase or decrease in the authorized number of shares of any class of stock (whether ranking senior to, on a parity with, or junior to the Cumulative Preferential Stock as to dividends or assets or whether now existing or hereafter created) or for or in respect of the creation of any new class of stock ranking junior to the Cumulative Preferential Stock as to dividends or assets.

                           DIVISION E - GENERAL

     1. Anything contained herein or in any certificate creating any series of Cumulative Preferred Stock, Cumulative Preference Stock or Cumulative Preferential Stock to the contrary notwithstanding, the rights of the holders of all classes of stock of the Corporation in respect of dividends shall at all times be subject to the power of the Board of Directors from time to time to set aside such reserves and to make such other provisions, if any, as said Board shall deem to be necessary or advisable for working capital, for advances to and investments in subsidiaries, for expansion of the Corporation's business (including the acquisition of real and personal property for that purpose) and for any other purpose of the Corporation.

     2. The net consideration received by the Corporation upon the issuance of shares of its capital stock in excess of the par value of said shares shall be credited to a capital surplus account. Capital surplus so created shall not be available for the payment of cash dividends on the Common Stock of the Corporation.

     3. (a) Except as otherwise provided in Division F of this Article Fourth or in any certificate creating any series of Cumulative Preferential Stock, no holder of Cumulative Preferred Stock, Cumulative Preference Stock or Cumulative Preferential Stock of the Corporation shall, as such holder, have any right to purchase or subscribe for (i) any stock of any class, or any warrant or warrants, option or options or other instrument or instruments that shall confer upon the holder or holders thereof the right to subscribe for or purchase or receive from the Corporation any stock of any class or classes which the Corporation may issue or sell, whether or not such stock shall be convertible into or exchangeable for any other stock of the Corporation of any class or classes and whether or not such stock shall be unissued shares authorized by the Certificate of Incorporation or by any amendment thereto or shares of stock of the Corporation acquired by it after the issue thereof, or (ii) any obligation which the Corporation may issue or sell that shall be convertible into or exchangeable for any shares of stock of the Corporation of any class or classes, or to which shall be attached or appurtenant any warrant or warrants, option or options or other instrument or instruments that shall confer upon the holder or holders of such obligation the right to subscribe for or purchase or receive from the Corporation any shares of its stock of any class or classes.

     (b) Upon any issue for money or other consideration of any stock of the Corporation that may be authorized from time to time, no holder of stock, irrespective of the kind of such stock, shall (except as otherwise provided in Division F of this Article Fourth or in any certificate creating any series of Cumulative Preferential Stock) have any preemptive or other right to subscribe for, purchase or receive any proportionate or other share of the stock so issued, but the Board of Directors may dispose of all or any portion of such stock as and when it may determine free of any such rights, whether by offering the same to stockholders or by sale or other disposition as said Board may deem advisable; provided, however, that if the Board of Directors shall determine to offer any new or additional shares of Common Stock, or any security convertible into Common Stock, for money, other than by a public offering of all of such shares or an offering of all of such shares to or through underwriters or investment bankers who shall have agreed promptly to make a public offering of such shares, the same shall first be offered pro rata to the holders of the then outstanding shares of Common Stock, and to the holders of the then outstanding shares of any other class (or series thereof) of capital stock that has expressly been granted subscription rights, upon terms not less favorable to the purchaser (without deduction of such reasonable compensation, allowance or discount for the sale, underwriting or purchase as may be fixed by the Board of Directors) than those on which the Board of Directors issues and disposes of such stock or securities to other than such holders of Common Stock and such holders of any such other class (or series); and provided further, that the time within which such preemptive rights shall be exercised may be limited by the Board of Directors to such time as to said Board may seem proper, not less, however, than twenty days after mailing of notice that such stock rights are available and may be exercised.

   DIVISION F - TERMS AND PROVISIONS OF OUTSTANDING SERIES OF CUMULATIVE
           PREFERRED STOCK, 5% CUMULATIVE PREFERENCE STOCK AND
             4.10% CONVERTIBLE CUMULATIVE PREFERENTIAL STOCK

1. Cumulative Preferred Stock, 5 1/2% Series of 1961.

     In addition to the terms and provisions set forth in this Certificate of Incorporation which are applicable to all series of Cumulative Preferred Stock, the Cumulative Preferred Stock, 5 1/2% Series of 1961 shall have the following terms and provisions:

          (a) The designation of such series of Cumulative Preferred Stock of the par value of $25 per share shall be Cumulative Preferred Stock, 5 1/2% Series of 1961 (hereinafter called the 1961 Series Stock), and the number of shares which shall constitute such series shall be 50,000 shares.

          (b) The dividend rate of the 1961 Series Stock shall be 5 1/2% per annum upon the par value thereof, the date from which dividends on shares of the 1961 Series Stock shall be cumulative shall be the date of issue of said 250,000 shares, and the initial dividend shall be payable December 1, 1961.

          (c) (1) The shares of the 1961 Series Stock shall be subject to redemption at the option of the Corporation, on the terms and conditions specified in Section 6 of Division A of this Article Fourth, at any time or from time to time, at the applicable redemption prices set forth below plus, as provided in said Section 6, an amount equal to full cumulative dividends thereon to the redemption date, except that shares of the 1961 Series Stock shall not be redeemable at the option of the Corporation prior to September 1, 1966 by the use of the proceeds from, or in anticipation of the receipt of the proceeds from, borrowings or the sale of securities by the Corporation at a cost of less than 5 1/2% per annum.

          (2) The prices at which the shares of the 1961 Series Stock may be redeemed at the option of the Corporation except as hereinbelow provided, shall be as follows:

                           Period                      Redemption Price
                    (both dates inclusive)                 Per Share
          -----------------------------------------    ----------------

          Date of issue to August 31, 1964 ........         $26.375
          September 1, 1964 to August 31, 1967.....          26.00
          September 1, 1967 to August 31, 1970.....          25.625
          September 1, 1970 to August 31, 1980.....          25.25
          September 1, 1980 and thereafter ........          25.00

          (3) If shares of the 1961 Series Stock shall be redeemed at the option of the Corporation by the use of the proceeds from, or in anticipation of the receipt of the proceeds from, (A) the sale or other disposition by the Corporation of any of its fixed assets or of securities of any of its subsidiaries [as defined in subparagraph
     (3)(iii) of paragraph (c) of Section 7 of Division A of this Article Fourth], or (B) a distribution paid or payable to the Corporation by a subsidiary upon its dissolution or partial or total liquidation or in connection with a reduction of its capital following a sale of assets of such subsidiary, the redemption price shall be as follows:

                           Period                      Redemption Price
                    (both dates inclusive)                Per Share
          -----------------------------------------    ----------------

          Date of issue to August 31, 1964 ........        $25.6875
          September 1, 1964 to August 31, 1967 ....         25.50
          September l, 1967 to August 31, 1970 ....         25.3125
          September 1, 1970 to August 31, 1980 ....         25.125
          September 1, 1980 and thereafter ........         25.00

          (d) The amounts payable upon the shares of the 1961 Series Stock in the event of any voluntary liquidation or dissolution or winding up of the Corporation shall be an amount equal to the redemption price (exclusive of dividends) specified in subparagraph (2) of paragraph
     (c) of this Section 1 then in effect, plus, as provided in Section 4 of Division A of this Article Fourth, an amount equal to full cumulative dividends thereon to the date of final distribution to the holders of the Cumulative Preferred Stock.

          (e) As a sinking fund for the 1961 Series Stock, the Corporation shall, so long as any shares of the 1961 Series Stock shall be outstanding, set aside, out of any funds legally available therefor, on or before July 25 of each of the years beginning with the year 1966 to and including the year 1991, sums sufficient to redeem on the next September 1 at the par value thereof, plus full cumulative dividends thereon to the redemption date, shares of the 1961 Series Stock having the following aggregate par values:

                   1966..................... $208,300
                   1967.....................  208,300
                   1968.....................  208,400
                   1969.....................  208,300
                   1970.....................  208,300
                   1971.....................  208,400
                   1972 and thereafter......  250,000

          In the event the number of shares constituting the 1961 Series Stock shall be increased at any time by action of the Board of Directors pursuant to paragraph (a) of Section 2 of Division A of this Article Fourth, the number of shares of the 1961 Series Stock to be redeemed annually by operation of the sinking fund on each September 1 after the July 25 next following the date of such increase shall be equal to 3-1/3% of the increased number of shares to and including September 1, 1971 and 4% of the increased number of shares on each September 1 thereafter (subject to adjustment in each case to the nearest whole share).

          The Corporation shall be entitled to receive a credit against the foregoing obligation to redeem on any date when such redemption is required to be made, for the aggregate par value of the number of shares of the 1961 Series Stock which shall have theretofore been purchased by it at a cost not exceeding the redemption price for sinking fund purposes and which shall not have been previously so credited.

          Sums so set aside for the sinking fund for the 1961 Series Stock shall be applied to the redemption of shares of 1961 Series Stock on the applicable September 1 in the same manner and with the same effect as set forth in Section 6 of Division A of this Article Fourth.

          All shares of the 1961 Series Stock so redeemed or purchased and credited against the foregoing obligation to redeem shall be cancelled by the Corporation and shall not be reissued.

          (f) So long as any shares of the 1961 Series Stock shall be outstanding, the Corporation shall not declare or pay or set apart any dividend (other than dividends payable in Junior Stock) on its Junior Stock, nor order or make any other distribution in respect of its Junior Stock, nor purchase, redeem or otherwise acquire any shares of its Junior Stock, unless, after giving effect thereto, the aggregate of (1) the total net income of the Corporation earned after December 31, 1960, computed as hereinafter stated (provided that, if such computation shall result in an accumulated net loss for any particular period, such net loss shall be deducted from the amounts referred to in clauses (2) and (3) following), plus (2) $4,250,000, plus (3) the net amount received by the Corporation after December 31, 1960 on the issue or sale of any shares of its Junior Stock, shall exceed the aggregate of (i) all dividends (other than dividends payable in Junior Stock) and other distributions declared, paid or made by the Corporation after December 31, 1960 on its shares of Junior Stock of all classes, and (ii) an amount equal to the cost to the Corporation of any shares of its Junior Stock purchased, redeemed or otherwise acquired by it after December 31, 1960. As used in this paragraph (f), the term "net income of the Corporation" shall be deemed to mean the total income of the Corporation from all sources for the period in question, whether recorded in the accounts as income or surplus transactions, including all gains on the sale or other disposition of assets, after deducting therefrom all expenses and charges, including all losses on the sale or other disposition of assets, all franchise taxes paid or accrued and all Federal and State taxes based on income paid or accrued, but excluding any dividends declared or paid on the stock of the Corporation of any class, any amortization of capital stock expense, any write-downs, write-ups, or other adjustments of the carrying value of its investments in subsidiaries, and similar items, all as determined by the Board of Directors in accordance with generally accepted accounting principles consistently applied.

          (g) The 1961 Series Stock shall not be convertible into any other shares of the Corporation.

2. Cumulative Preferred Stock, 5% Series.

     In addition to the terms and provisions set forth in this Certificate of Incorporation which are applicable to all series of Cumulative Preferred Stock, the Cumulative Preferred Stock, 5% Series shall have the following terms and provisions:

          (a) The designation of such series of Cumulative Preferred Stock of the par value of $25 per share shall be Cumulative Preferred Stock, 5% Series (hereinafter called the 5% Series Stock), and the number of shares which shall constitute such series shall be 101,777 shares.

          (b) The dividend rate of the 5% Series Stock shall be 5% per annum upon the par value thereof, the date from which dividends on each share of the 5% Series Stock shall be cumulative shall be January 1, 1962, and the initial dividend on each of said shares shall be payable on the first day of March, June, September or December next following the date of its issue.

          (c) (1) The shares of the 5% Series Stock shall be subject to redemption at the option of the Corporation, on the terms and conditions specified in Section 6 of Division A of this Article Fourth, at any time or from time to time, at the applicable redemption prices set forth below plus, as provided in said Section 6, an amount equal to full cumulative dividends thereon to the redemption date, except that shares of the 5% Series Stock shall not be redeemable at the option of the Corporation prior to January 1, 1967.

          (2) The prices at which the shares of the 5% Series Stock may be redeemed at the option of the Corporation shall be as follows:

                           Period                      Redemption Price
                    (both dates inclusive)                Per Share
          -----------------------------------------    ----------------

          January 1, 1967 to December 31, 1969.....        $25.75
          January 1, 1970 to December 31, 1972.....         25.50
          January 1, 1973 and thereafter...........         25.25

          (d) The amounts payable upon the shares of the 5% Series Stock in the event of any voluntary liquidation or dissolution or winding up of the Corporation shall be:

               (1) $26 per share if the date of final distribution to the holders of Cumulative Preferred Stock pursuant to such liquidation, dissolution or winding up is prior to January 1, 1967, and

               (2) if the date of final distribution to the holders of Cumulative Preferred Stock pursuant to such liquidation, dissolution or winding up is after December 31, 1966, an amount equal to the redemption price specified in subparagraph (2) of paragraph (c) of this Section 2 in effect on such date, plus, in each case, as provided in Section 4 of Division A of this Article Fourth, an amount equal to full cumulative dividends thereon to the date of such final distribution.

          (e) In addition to the voting rights to which the shares of Cumulative Preferred Stock are entitled as otherwise provided in this Article Fourth and subject to the qualifications, limitations and restrictions thereof as therein set forth, the shares of 5% Series Stock shall have the general power to vote in the election of directors and for all other purposes on the basis of one-tenth of a vote per share.

          (f) The 5% Series Stock shall not be convertible into any other shares of the Corporation. No sinking fund shall be established for the purchase or redemption of shares of the 5% Series Stock.

3.  Cumulative Preferred Stock, 4.90% Series.

     In addition to the terms and provisions set forth in this Certificate of Incorporation which are applicable to all series of Cumulative Preferred Stock, the Cumulative Preferred Stock, 4.90% Series shall have the following terms and provisions:

          (a) The designation of such series of Cumulative Preferred Stock of the par value of $25 per share shall be Cumulative Preferred Stock, 4.90% Series (hereinafter called the 4.90% Series Stock), and the number of shares which shall constitute such series shall be 134,400 shares.

          (b) The dividend rate of the 4.90% Series Stock shall be 4.90% per annum upon the par value thereof, the date from which dividends on shares of the 4.90% Series Stock shall be cumulative shall be the date of issue of the first of said shares to be issued, and the initial dividend shall be payable on September l, 1963.

          (c) (l) The shares of the 4.90% Series Stock shall be subject to redemption at the option of the Corporation, on the terms and conditions specified in Section 6 of Division A of this Article Fourth at any time or from time to time, at the applicable redemption prices set forth below plus, as provided in said Section 6, an amount equal to full cumulative dividends thereon to the redemption date, except that shares of the 4.90%

     Series Stock shall not be redeemable at the option of the Corporation prior to June 1, 1968 by the use of the proceeds from, or in anticipation of the receipt of the proceeds from, borrowings or the sale of securities by the Corporation at a cost of less than 4.90% per annum.

          (2) The prices at which the shares of the 4.90% Series Stock may be redeemed at the option of the Corporation, except as hereinbelow provided, shall be as follows:

                           Period                      Redemption Price
                    (both dates inclusive)                Per Share
          -----------------------------------------    ----------------

          Date of issue to May 31, 1966............        $26.225
          June 1, 1966 to May 31, 1969.............         25.90
          June 1, 1969 to May 31, 1972.............         25.40
          June 1, 1972 to May 31, 1975.............         25.25
          June 1, 1975 to May 31, 1978.............         25.15
          June 1, 1978 and thereafter..............         25.00

          (3) If shares of the 4.90% Series Stock shall be redeemed at the option of the Corporation by the use of the proceeds from, or in anticipation of the receipt of the proceeds from (A) the sale or other disposition by the Corporation of any of its fixed assets or of securities of any of its subsidiaries [as defined in subparagraph (3)
     (iii) of paragraph (c) of Section 7 of Division A of this Article Fourth] or (B) a distribution paid or payable to the Corporation by a subsidiary upon its dissolution or partial or total liquidation or in connection with a reduction of its capital following a sale of assets with a reduction of its capital following a sale of assets of such subsidiary, the redemption price shall be as follows:

                           Period                      Redemption Price
                    (both dates inclusive)                Per Share
          -----------------------------------------    ----------------

          Date of issue to May 31, 1966............        $25.6125
          June 1, 1966 to May 31, 1969.............         25.45
          June 1, 1969 to May 31, 1972.............         25.20
          June 1, 1972 to May 31, 1975.............         25.125
          June 1, 1975 to May 31, 1978.............         25.075
          June 1, 1978 and thereafter..............         25.00

          (d) The amounts payable upon the shares of the 4.90% Series Stock in the event of any voluntary liquidation or dissolution or winding up of the Corporation shall be an amount equal to the redemption price (exclusive of dividends) specified in subparagraph (c)(2) hereof then in effect, plus, as provided in Section 4 of Division A of this Article Fourth, an amount equal to full cumulative dividends thereon to the date of final distribution to the holders of the Cumulative Preferred Stock.

          (e) As a sinking fund for the 4.90% Series Stock, the Corporation shall, so long as any shares of the 4.90% Series Stock shall be outstanding, set aside, out of any funds legally available therefor, on or before April 25 of each of the years beginning with the year 1968 to and including the year 1993, sums sufficient to redeem on the next June 1 at the par value thereof, plus full cumulative dividends thereon to the redemption date, the following numbers of such shares: commencing on June 1, 1968 and continuing thereafter to and including June 1, 1973, 3-1/3% of the largest number of such shares at any one time theretofore outstanding; and on each June 1 thereafter, 4% of the largest number of such shares at any one time theretofore outstanding (subject to adjustment in each case to the nearest whole share).

          The Corporation shall be entitled to receive a credit against the foregoing obligation to redeem on any date when such redemption is required to be made, for the aggregate par value of the number of shares of the 4.90% Series Stock which shall have theretofore been purchased by it at a cost not exceeding the redemption price for sinking fund purposes and which shall not have been previously so credited.

          Sums so set aside for the sinking fund for the 4.90% Series Stock shall be applied to the redemption of shares of 4.90% Series Stock on the applicable June 1 in the same manner and with the same effect as set forth in Section 6 of Division A of this Article Fourth.

          All shares of the 4.90% Series Stock so redeemed or purchased and credited against the foregoing obligation to redeem shall be cancelled by the Corporation and shall not be reissued.

          (f) So long as any shares of the 4.90% Series Stock shall be outstanding, the Corporation shall not declare or pay or set apart any dividend (other than dividends payable in stock) on its Common Stock, nor order or make any other distribution in respect of its Common Stock, nor purchase, redeem or otherwise acquire any shares of its Common Stock, if, after giving effect thereto, the sum of the Common Stock and surplus of the Company shall be less than $27,000,000. As used in this paragraph (f), the term "Common Stock and surplus of the Company" shall mean the sum of the par or stated value of all outstanding Common Stock of the Company, all paid-in premiums on stock and all paid-in surplus, capital surplus, earned surplus and other surplus accounts of the Company, all as would be shown in a balance sheet of the Company prepared in accordance with generally accepted accounting practice consistently maintained; provided that in determining surplus for this purpose, no additions or deductions shall be made for any charges or credits to surplus made after December 31, 1962 and representing any write up, write down or other adjustment of the carrying value of the Company's assets including investment in subsidiaries, and all such surplus shall be calculated as of the end of a monthly period ended not more than 120 days prior to the date of the transaction in respect of which such determination is made.

          (g) The 4.90% Series Stock shall not be convertible into any other shares of the Corporation.

4.  5% Cumulative Preference Stock.

     In addition to the terms and provisions set forth in this Certificate of Incorporation which are applicable to all series of Cumulative
Preference Stock, the 5% Cumulative Preference Stock shall have the following terms and provisions:

          (a) The designation of such series of Cumulative Preference Stock of the par value of $25 per share shall be 5% Cumulative Preference Stock (hereinafter referred to as this Series) and the number of shares which shall constitute this Series shall be 365,158 shares.

          (b) The dividend rate of this Series shall be 5% per annum upon the par value thereof; and the date from which dividends shall be cumulative shall be the effective date of the merger of Northeastern Water Company into the Corporation; provided that dividends on any shares of this Series issued in addition to the shares thereof issued upon the effectiveness of said merger shall commence to accrue from the date of issue of said additional shares, said date of issue for this purpose to be such date as the Board of Directors shall authorize or fix.

          (c) (i) The shares of this Series shall be subject to redemption at the option of the Corporation, on the terms and conditions specified in Section 5 of Division B of Article Fourth of this Certificate of Incorporation, at any time or from time to time, at the applicable redemption prices set forth below plus, as provided in said
     Section 4, an amount equal to full cumulative dividends thereon to the redemption date.

          (ii) The prices at which the shares of this Series may be redeemed at the option of the Corporation shall be as follows:

                           Period                      Redemption Price
                    (both dates inclusive)                Per Share
          -----------------------------------------    ----------------

          Date of issue to December 31, 1962.......        $26.25
          January 1, 1963 to December 31, 1963.....         26.00
          January 1, 1964 to December 31, 1964.....         25.75
          January 1, 1965 to December 31, 1965.....         25.50
          January 1, 1966 to December 31, 1966.....         25.25
          January 1, 1967 and thereafter...........         25.00

          (d) The amounts payable upon the shares of this Series in the event of any voluntary liquidation or dissolution or winding up of the Corporation shall be an amount equal to the redemption price (exclusive of dividends) specified in paragraph (c)(ii) of this
     Section 4 then in effect, plus, as provided in Section 3 of Division B of Article Fourth of this Certificate of Incorporation, an amount equal to full cumulative dividends thereon to date of final distribution to the holders of the Cumulative Preference Stock.

          (e) Holders of the shares of this Series shall have the right to vote for directors in the event of "six quarters' default in preference stock dividends" as provided in Section 1 of Division D of this Article Fourth.

          (f) Shares of this Series shall not be convertible into any other shares of the Corporation. No sinking fund or purchase fund shall be established for the redemption or purchase of shares of this Series.

5.  4.10% Convertible Cumulative Preferential Stock.

     In addition to the terms and provisions set forth in this Certificate of Incorporation which are applicable to all series of Cumulative
Preferential Stock, the 4.10% Convertible Cumulative Preferential Stock shall have the following terms and provisions:

          (a) The designation of such series of Cumulative Preferential Stock of the par value of $35 per share shall prior to March 1, 1970 be 4.10% Cumulative Preferential Stock and on and after March 1, 1970 be 4.10% Convertible Cumulative Preferential Stock. Such series is hereinafter called the 4.10% Preferential Stock and the number of shares which shall constitute such series shall be 656,218 shares.

          (b) The dividend rate of the 4.10% Preferential Stock shall be 4.10% per annum upon the par value thereof, and no more; and the date from which dividends shall be cumulative on shares of such series shall be the quarterly dividend payment date next preceding the date of issue of such shares or, if issued on a quarterly dividend payment date, then such date; provided that the Board of Directors may determine when authorizing the issuance of particular shares of such series that the date of cumulation of dividends on such shares shall be the date of issue of each of such shares, said date of issue for this purpose to be such date as the Board of Directors shall authorize and fix; and provided further that January 15, 1965 shall be the date of cumulation of dividends on all shares of such series which are issued prior to the record date for the determination of stockholders entitled to the first dividend on shares of such series.

          (c) No shares of the 4.10% Preferential Stock shall be subject to redemption prior to March 1, 1975. On and after March 1, 1975, the shares of 4.10% Preferential Stock may be redeemed at the option of the Corporation, at any time or from time to time, on the terms and conditions specified in Section 5 of Division B-1 of this Article Fourth. If redeemed on or after March 1, 1975 and before March 1, 1980 the redemption price shall be $40.00 per share, and if redeemed on or after March 1, 1980 the redemption price shall be $37.50 per share, plus in each case, as provided in said Section 5, an amount equal to full cumulative dividends thereon to the redemption date.

          (d) The amounts payable upon the shares of 4.10% Preferential Stock in the event of any voluntary or involuntary liquidation or dissolution or winding up of the Corporation shall be $30 per share plus, as provided in Section 3 of Division B-1 of this Article Fourth, an amount equal to full cumulative dividends thereon to the date of final distribution to the holders of the Cumulative Preferential Stock, and no more.

          (e) The 4.10% Preferential Stock shall not be entitled to the benefit of any sinking fund or purchase fund.

          (f) (1) On and after March 1, 1970, the shares of 4.10% Preferential Stock shall be convertible, at the option of the respective holders thereof, into fully paid and nonassessable shares of the Common Stock of the Corporation, in accordance with the provisions of this paragraph (f). The rate of such conversion shall be one and three-tenths shares of Common Stock for each one share of 4.10% Preferential Stock, subject to the further provisions of this paragraph(f).

          (2) Any holder of shares of 4.10% Preferential Stock electing to exercise the conversion privilege with respect to any of such shares shall surrender the certificate therefor at the principal office of any Transfer Agent for said Stock, with the form of written notice to the Corporation endorsed on such certificate of his election to convert such shares of 4.10% Preferential Stock into Common Stock duly filled out and executed, and, if necessary under the circumstances of such conversion, with such certificate properly endorsed for, or accompanied by duly executed instruments of, transfer (and such other transfer papers as said Transfer Agent may reasonably require). The Corporation or such Transfer Agent may require, as a condition to the exercise of such conversion privilege, the payment of a sum equal to any transfer tax or other governmental charge (but not including any tax payable upon the issue of stock deliverable upon such conversion) that may be imposed or required by law upon any transfer incidental or prior thereto, or the submission of proper proof that the same has been paid. The conversion privilege shall be deemed to have been exercised, and the shares of Common Stock issuable upon such conversion shall, subject to the provisions of subparagraph 4 of this paragraph (f), be deemed to have been issued, upon the date of receipt by such Transfer Agent for conversion of the certificate representing such shares of 4.10% Preferential Stock with the requirements for conversion satisfied, except that if the conversion privilege may not be exercised at the time of such receipt, it shall be deemed to have been exercised on the first date thereafter on which such privilege may be exercised; and the person entitled to receive the Common Stock issuable upon such conversion shall on the date such conversion privilege is deemed to have been exercised and thereafter be treated for all purposes as the record holder of such Common Stock and shall on the same date cease to be treated for any purpose as the record holder of such 4.10% Preferential Stock so converted. The conversion privilege shall also be subject to the following terms and conditions:

               (i) if any shares of 4.10% Preferential Stock shall be called for redemption, the conversion privilege in respect of such shares shall terminate at the close of business on the last business day next preceding the date fixed for the redemption of such shares;

               (ii) if the Corporation shall at any time be liquidated, dissolved or wound up, the conversion privilege shall terminate at the close of business on the last business day next preceding the effective date of such liquidation, dissolution or winding up;

               (iii) if a certificate for 4.10% Preferential Stock is surrendered for conversion on a date which is less than five business days preceding the date fixed for the determination of holders of Common Stock entitled to receive rights to subscribe for or purchase shares of Common Stock or other securities of the Corporation convertible into its Common Stock, then the effective date of conversion shall be the business day next succeeding the date fixed for such determination; and

               (iv) no adjustment or payment will be made upon conversion of 4.10% Preferential Stock for dividends accrued thereon or for dividends upon the Common Stock issuable upon such conversion.

          (3) The Corporation shall not be required, in connection with any conversion of 4.10% Preferential Stock, to issue a fraction of a share of its Common Stock nor to deliver any stock certificate representing a fraction thereof, but in lieu thereof the Corporation may make a cash payment equal to such fraction multiplied by the market price of the Common Stock determined as hereinafter set forth, or the Corporation may issue non-dividend bearing, non-voting Common Stock scrip (exchangeable for Common Stock, during the life of such scrip as hereinbelow specified, when surrendered in amounts aggregating a full share) in such form, bearer or registered, in such denominations, and containing such other terms and provisions as the Board of Directors of the Corporation may from time to time determine prior to the issue thereof. The market price of the Common Stock for the purpose of computing payments to be made for fractional shares shall be the closing sales price (or if there were no sales, the closing bid price) on the principal stock exchange on which the Common Stock is listed or, if the Common Stock is not so listed, the closing bid price on the New York over-the-counter market; such price shall be determined as of the close of business on the last business day of each week and such price as so determined shall continue in effect during the next succeeding week. Common Stock scrip issued as aforesaid shall not entitle the holder thereof to any dividends or to any voting rights or other rights as a stockholder of the Corporation, and all rights represented by such scrip shall terminate six years after the date of the conversion of shares of 4.10% Preferential Stock in connection with which such scrip was issued.

          (4) As soon as practicable after the effective date of conversion of any 4.10% Preferential Stock into Common Stock, the Corporation shall deliver to the person entitled thereto, at the principal office of the Transfer Agent for the 4.10% Preferential Stock at which such Stock was surrendered for conversion as aforesaid, certificates representing the shares of Common Stock and the cash or Common Stock scrip, if any, to which such person shall be entitled on such conversion. Nothing herein shall be construed to give any holder of 4.10% Preferential Stock surrendering the same for conversion the right to receive any additional shares of Common Stock or other property which results from an adjustment in conversion rights under the provisions of subparagraphs 5 or 6 of this paragraph (f) until holders of Common Stock are entitled to receive the shares or other property giving rise to the adjustment. The Corporation shall not be required to deliver certificates for shares of its Common Stock or new certificates for unconverted shares of its 4.10% Preferential Stock while the stock transfer books for such respective classes of stock are duly closed for any purpose; but the right of surrendering shares of 4.10% Preferential Stock for conversion shall not be suspended during any period that the stock transfer books of either of such classes of stock are closed.

          (5) The conversion rate set forth hereinabove shall be subject to adjustment from time to time in certain instances, as follows:

               (i) if the Corporation shall at any time effect a subdivision of its Common Stock, by reclassification or otherwise, then in each such case the conversion rate then in effect shall be increased proportionately, and in like manner if the Corporation shall effect any combination of Common Stock, by reclassification or otherwise, then in each such case the conversion rate then in effect shall be decreased proportionately; in each such case the adjustment in the conversion rate shall be effective at the time that such subdivision or combination shall become effective; and

               (ii) if the Corporation shall at any time pay a dividend, or make a distribution, upon its Common Stock in Common Stock, then in each such case, from and after the record date for determining the stockholders entitled to receive such dividend, the conversion rate then in effect shall be increased in proportion to the increase in the number of outstanding shares of Common Stock through such dividend. For purposes of the preceding sentence, if the Corporation issues as a dividend a security which is convertible into Common Stock without the payment to the Corporation of any consideration other than the surrender of such convertible security, then the issuance of Common Stock upon the conversion of such convertible security shall be considered the payment of a dividend in Common Stock, but no adjustment in the conversion rate of the 4.10% Preferential Stock shall be made by reason of the issuance of Common Stock under the circumstances just referred to until the amount of such adjustment, cumulated since the last adjustment in the conversion rate made by reason of the issuance of Common Stock under such circumstances, shall be at least .01 of a share of Common Stock, and any such adjustment shall become effective at the close of business on the date of issuance of the Common Stock that gives rise to such adjustment.

          (6) In case of any reclassification or change of the Common Stock of the Corporation (other than a change in par value thereof, or a change from par value to no par value, or a case provided for in clauses (i) or (ii) of subparagraph (5) of this paragraph (f)), or in case of a merger or consolidation in which the Corporation is not the continuing corporation, provision shall be made so that holders of 4.10% Preferential Stock shall thereafter have the right to convert each share of such Stock into the kind and amount of shares of stock and/or other securities or property receivable upon such reclassification, change, merger or consolidation by a holder of the number and kind of shares of capital stock of the Corporation into which such share of 4.10% Preferential Stock might have been converted immediately prior to such reclassification, change, merger or consolidation. In any such case, provision shall be made as and to the extent the Board of Directors may determine for the application of the adjustments provided for in subparagraphs (5) and (6) of this paragraph (f) after such reclassification, change, merger or consolidation.

          (7) Whenever the conversion rate is required to be adjusted as provided in this paragraph (f):

               (i) the Corporation shall forthwith prepare a certificate setting forth such adjusted conversion rate and the facts upon which such adjustment is based, and such certificate shall forthwith be filed with the Transfer Agents for the 4.10% Preferential Stock and the Transfer Agents for the Common Stock and thereafter (until further adjusted) the adjusted conversion rate shall be as set forth in said certificate; and

               (ii) the Corporation shall mail to each holder of record of 4.10% Preferential Stock notice of such adjusted conversion rate.

          (8) So long as any shares of the 4.10% Preferential Stock shall remain outstanding and the holders thereof shall have the right to convert said shares in accordance with the provisions of this paragraph (f), the Corporation shall at all times reserve from the authorized and unissued shares of its Common Stock a sufficient number of shares to provide for such conversions.

          (9) As a condition precedent to the taking of any action that would cause an adjustment requiring the issuance upon the conversion of 4.10% Preferential Stock of shares of capital stock with an aggregate par value in excess of the 4.10% Preferential Stock so converted, the Corporation will take any corporate action which the Board of Directors may, with the advice of counsel, determine to be necessary in order that the Corporation may validly and legally issue fully paid and nonassessable shares of such capital stock at such adjusted conversion price.

          (10) Whenever reference is made in this paragraph (f) to the Common Stock of the Corporation, such reference is to the Common Stock of the Corporation as such stock exists on the date of filing and recording pursuant to Section 151 of the Delaware General Corporation Law of the certificate creating the 4.10% Preferential Stock, or to stock into which such Common Stock may be changed from time to time.

          (g) (1) So long as any shares of the 4.10% Preferential Stock shall be outstanding, the Corporation shall not, without the consent, given in writing or by resolution adopted at a meeting duly called for that purpose, of the holders of record of at least two-thirds of the number of shares of the 4.10% Preferential Stock and of any other series of the Cumulative Preferential Stock then outstanding which have similar voting rights, voting separately as a class and without regard to series,

               (i) alter or change the preferences, special rights or powers given to the 4.10% Preferential Stock and such other series so as to affect the 4.10% Preferential Stock and such other series adversely; provided, however, that any such change of the preferences, special rights or powers of the 4.10% Preferential Stock which does not affect adversely any other series of the Cumulative Preferential Stock may be effected with the consent, given as aforesaid, of the holders of record of at least two-thirds of the number of shares of 4.10% Preferential Stock then outstanding;

               (ii) increase or decrease the par value of the 4.10% Preferential Stock; or

               (iii) create any new class of stock having preference over the Cumulative Preferential Stock as to dividends or assets;

     provided, however, that no such consent by holders of 4.10% Preferential Stock shall be required in order for the Corporation to take any corporate action with respect to which such holders of 4.10% Preferential Stock have the right to object and, upon complying with procedures prescribed by the Delaware General Corporation Law, to become entitled to payment of the appraised value of such shares (it not being the intent of this provision, however, to limit in any manner the voting rights expressly granted to holders of shares of 4.10% Preferential Stock by the Delaware General Corporation Law); and provided further, however, that, except for the general power to vote in the election of directors and for all other purposes granted to the 4.10% Preferential Stock in paragraph (i) below, no holders of 4.10% Preferential Stock shall have any right to vote or consent for or in respect of any increase or decrease in the authorized number of shares of any class of stock (whether ranking senior to, on a parity with, or junior to the Cumulative Preferential Stock as to dividends or assets or whether now existing or hereafter created) or for or in respect of the creation of any new class of stock ranking on a parity with or junior to the Cumulative Preferential Stock as to dividends or assets.

          (2) Holders of 4.10% Preferential Stock shall have the right to vote for directors in the event of a "six quarters' default in Preferential Stock dividends" as provided in Section 1 of Division D of Article Fourth of this Certificate of Incorporation.

          (h) Holders of the shares of 4.10% Preferential Stock shall not be entitled to the benefit of any additional limitations restricting the purchase of, the payment of dividends on, or the making of other distributions in respect of stock of any class of the Corporation ranking junior to the Cumulative Preferential Stock as to dividends or assets.

          (i) In addition to the voting rights to which the holders of shares of 4.10% Preferential Stock are entitled as otherwise provided in Article Fourth of this Certificate of Incorporation and in paragraph (g) above, and subject to the qualifications, limitations and restrictions thereof as therein set forth, the holders of shares of 4.10% Preferential Stock shall have the general power to vote in the election of directors and for all other purposes on the basis of one-tenth of a vote per share.

          (j) If the Corporation shall at any time offer shares of its Common Stock to holders of its then outstanding Common Stock at a price less than $27 per share, the Corporation shall grant each holder of the then outstanding shares of 4.10% Preferential Stock proportionate subscription rights (i) based on the number of full shares of Common Stock of the Corporation into which such holder's shares of 4.10% Preferential Stock are convertible at the time fixed for determination of holders of Common Stock to whom such offer shall be made, and (ii) in the manner and upon the conditions that the Board of Directors shall deem appropriate in order to afford all holders of 4.10% Preferential Stock a similar subscription privilege to that granted the holders of the Common Stock. For purposes only of determining the number of shares of Common Stock to which the holders of 4.10% Preferential Stock may subscribe, the 4.10% Preferential Stock will be deemed convertible immediately upon its issuance.

     Fifth: The names and places of residence of the incorporators are as follows:

                 Names                Places of Residence
          ----------------------      -------------------

          Oliver B. Merrill, Jr.      17 East 97th Street,
                                        New York, N. Y.

          J. Edward Mount             308 East 79th Street,
                                        New York, N. Y.

          Robert T. Kimberlin         1 University Place,
                                        New York, N. Y.

     Sixth: The Corporation is to have perpetual existence.

     Seventh: The private property of the stockholders shall not be subject to the payment of corporate debts to any extent whatever.

     Eighth: 1. All corporate powers of the Corporation shall be exercised by the Board of Directors, except as otherwise provided by law. The Board of Directors may, by resolution or resolutions passed by a majority of the whole Board, designate one or more committees, each committee to consist of two or more of the directors of the Corporation, which, to the extent provided in said resolution or resolutions or in the by-laws of the Corporation, shall have and may exercise the powers of the Board of Directors in the management of the business and affairs of the Corporation, and may have power to authorize the seal of the Corporation to be affixed to all papers which may require it, provided that no such committee shall have or exercise any such power or powers if and so long as a "two years' default in preferred dividends", as defined in Section 1 of Division D of Article Fourth hereof, shall exist.

     2. In furtherance of and not in limitation of the powers conferred upon the Board of Directors by law, the Board of Directors is expressly authorized, without action by the stockholders:

          (a) To issue, from time to time, and to sell or otherwise dispose of any and all bonds, debentures, notes and other obligations of the Corporation and, subject to the provisions of Divisions A and B of Article Fourth hereof, to issue, from time to time, and to sell or otherwise dispose of any and all shares of its stock of any class, in such amounts, for such consideration (not less than the par value thereof in the case of stock having a par value) and upon such terms as the Board of Directors shall determine, and to mortgage or pledge any and all property and assets of the Corporation, then owned or thereafter acquired, as security for the payment of any such bonds, debentures, notes or other obligations.

          (b) Subject to the provisions of paragraph (a) of Section 7 of Division A and paragraph (a) of Section 6 of Division B of Article Fourth hereof, to sell, assign, convey or otherwise dispose of any part of the property, assets and business of the Corporation if less than substantially the whole thereof, on such terms and conditions as the Board of Directors shall determine.

          (c) Subject to the provisions of Section 2 of Division E of Article Fourth hereof, to fix the amount to be reserved by the Corporation over and above its capital stock paid in and to fix and determine and vary the amount of the working capital of the Corporation, and to direct and determine the use and disposition of the working capital and any surplus or net profits over and above the capital stock paid in.

          (d) To determine to what extent and at what times and places and under what conditions and regulations the accounts and books of the Corporation, or any of them, shall be opened to the inspection of the stockholders, and no stockholder shall have any right to inspect any account, book, or document of the Corporation except as conferred by statute or as authorized by resolution of the Board of Directors.

          (e) To establish, amend, alter or repeal and put into effect and carry out such plan or plans, of general application, as the Board may determine from time to time with respect to pensions, retirement allowances, life, accident and other insurance and similar matters for officers and employees of the Corporation and its subsidiaries in consideration for or in recognition of the services rendered or to be rendered by such officers and employees.

     3. The number of directors of the Corporation shall be fixed from time to time by, or in the manner provided in, the by-laws but shall never be less than nine. Subject to the provisions of Division D of Article Fourth hereof, in case of any increase in the number of directors, the additional directors shall be elected as may be provided in the by-laws.

     4. Any director of the Corporation may be removed for cause in such manner as may be provided in the by-laws.

     5. The directors and stockholders may hold their meetings and have an office or offices outside the State of Delaware if the by-laws so provide.

     6. None of the directors need be a stockholder of the Corporation, except as otherwise provided in the by-laws, or a resident of the State of Delaware. Elections of directors need not be by ballot if the by-laws so provide.

     7. In addition to reimbursement of his reasonable expenses incurred in attending meetings or otherwise in connection with his attention to the affairs of the Corporation, each director as such, and as a member of the Executive Committee or of any other committee of the Board of Directors, shall be entitled to receive such remuneration as may be fixed from time to time by the Board of Directors.

     8. Subject to (i) any limitations that may be imposed by the stockholders and (ii) the provisions of Division D of Article Fourth hereof, the Board of Directors may make by-laws and from time to time may alter, amend or repeal any by-laws, but any by-laws made by the Board of Directors or the stockholders may be altered, amended or repealed by the stockholders at any annual meeting or at any special meeting, provided that notice of such proposed alteration, amendment or repeal is included in the notice of such special meeting.

     9. A director of the Corporation shall not, in the absence of fraud, be disqualified by his office from dealing or contracting with the Corporation either as vendor, purchaser or otherwise, nor in the absence of fraud, shall any contract or other transaction of the Corporation be affected or invalidated in any way by the fact that any of the directors of the Corporation are in anywise interested in or connected with any other party to such contract or transaction or are themselves parties to such contract or transaction; provided, however, that such interest and connection either shall be fully disclosed to a meeting of the Board of Directors, or of a committee thereof having authority in the premises, at which such contract or transaction is authorized, confirmed or approved, or shall at the time be otherwise known to the directors present at such meeting, and provided further that there shall be present at the meeting of the Board of Directors, or such committee, authorizing, confirming or approving such contract or transaction, and such contract or transaction shall be authorized, confirmed or approved by the vote of, directors not so interested or connected constituting a majority of the directors then in office. No director of the Corporation shall be liable to the Corporation or to any stockholder or creditor thereof or to any other person, for any loss incurred under or by reason of any contract or transaction of the Corporation, and no such director shall be accountable for any gains or profits realized therefrom, provided, however, that any such contract or transaction shall, at the time it was entered into, have been a reasonable one to have been entered into and shall have been upon terms that at the time were fair, and provided further that, if such director shall have been so interested or connected as to such contract or transaction, such contract or transaction shall have been authorized, confirmed or approved as aforesaid after the disclosure or knowledge of such interest or connection as aforesaid. A director of the Corporation shall not be deemed interested in or connected with a party to a contact or transaction between the Corporation and a parent, subsidiary or affiliated corporation by reason of the fact that he is also a director, officer or stockholder of such parent, subsidiary or affiliated corporation.

     10. Nothing in this Certificate of Incorporation contained shall be deemed to restrict any power which, as a matter of law, the Board of Directors or any committee thereof would otherwise have to act by written consent signed by all members of the Board or of such committee, as the case may be.

     11. No director of the Corporation shall be liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the General Corporation Law of the State of Delaware, or (iv) for any transaction from which the director derived an improper personal benefit. Any repeal or modification of this
Section 11 of Article Eighth by the stockholders of the Corporation shall be prospective only, and shall not affect, to the detriment of any director, any limitation on the personal liability of a director of the Corporation existing at the time of such repeal or modification.

     Ninth: Whenever a compromise or arrangement is proposed between this Corporation and its creditors or any class of them and/or between this Corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of this Corporation or of any creditor or stockholder thereof, or on the application of any receiver or receivers appointed for this Corporation under the provisions of section 291 of Title 8 of the Delaware Code or on the application of trustees in dissolution or of any receiver or receivers appointed for this Corporation under the provisions of section 279 of Title 8 of the Delaware Code order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three-fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of this Corporation as consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of this Corporation, as the case may be, and also on this Corporation.

     Tenth: The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate in the manner now or hereafter prescribed by statute, and all rights herein conferred upon the stockholders, except as otherwise herein expressly provided, are granted subject to this reservation.

D. The effective date of this Restated Certificate of Incorporation is May 15, 1987. Upon the effective date, each of the issued shares of Common Stock of the Company, par value $2.50 per share (including any shares thereof held in the treasury of the Company), shall be changed and reclassified into two shares of Common Stock of the Company, par value $1.25 per share, and the aggregate amount of capital of the Company represented by said shares of Common Stock, par value $2.50 per share, shall be and become the capital represented by said shares of Common Stock, par value $1.25 per share.

     IN WITNESS WHEREOF, this Restated Certificate of Incorporation has been signed under the seal of the Company this 6th day of May, 1987.

                                     AMERICAN WATER WORKS COMPANY, INC.



                                     By     James V. LaFrankie
                                            President


(Seal)

Attest:


George H. Roberts
Secretary

                                                               EXHIBIT 3(b)


                    AMERICAN WATER WORKS COMPANY, INC.

                         CERTIFICATE OF AMENDMENT

                                    OF

                       CERTIFICATE OF INCORPORATION


     American Water Works Company, Inc., a corporation organized and existing under the laws of the State of Delaware (the "Company"), does hereby certify:

     FIRST: That the Board of Directors of the Company, at a meeting thereof held on March 2, 1989, adopted a resolution declaring it advisable that the Restated Certificate of Incorporation, as amended, of the Company be further amended as follows:

          1. Article Tenth of the Restated Certificate of Incorporation, as amended, shall be amended to read in its entirety as follows:

          "TENTH: The Board of Directors of the Corporation, when evaluating any proposal from another party involving:

              (i)  a tender offer for any securities of the Corporation,

             (ii) a merger or consolidation of the Corporation with or into any other person,

            (iii) a sale, lease, exchange or other disposition by the Corporation, or any subsidiary of the Corporation, whether or not in partial or complete liquidation, of all or any substantial part of the assets of the Corporation to or with any other person,

             (iv) any issuance or transfer by the Corporation or any subsidiary of the Corporation of any securities of the Corporation having voting power (whether generally or upon the happening of any contingency), or any securities or instruments convertible into or exchangeable for securities having voting power, to any other person in exchange for securities, cash or other property or a combination thereof, or

              (v) any other transaction having an effect similar to any of the foregoing upon the properties, operations or control of the Corporation,

           shall, in connection with the exercise of its judgment in determining what is in the best interests of the Corporation and its stockholders, give due consideration to the following:

              (1) the character, integrity, business philosophy and financial status of the other party or parties to the transaction;

              (2) the consideration to be received by the Corporation or its stockholders in connection with such transaction, as compared to:

                   (a) the current market price or value of the
                       Corporation's properties or securities;

                   (b) the estimated future value of the Corporation, its
                       properties or securities;

                   (c) such other measures of the value of the Corporation,
                       its properties or securities as the Board of Directors may deem appropriate;

              (3) the projected social, legal and economic effects of the proposed action or transaction upon the Corporation, its employees, suppliers, regulatory agencies and customers and the communities in which the Corporation and its subsidiaries do business;

              (4) the general desirability of the continuance of the Corporation as an independent entity; and

              (5) such other factors as the Board of Directors may deem relevant.

     In giving such consideration to the foregoing factors, the Board of Directors and each individual director shall be deemed to be performing their duly authorized duties and acting in good faith and in the best interests of the Corporation."

          2. Article Eighth, Paragraph 4, of the Restated Certificate of Incorporation, as amended, shall be amended to read in its entirety as follows:

          "4. No director of the Corporation may be removed except for cause, and the vote of the holders of a majority of the outstanding shares of all classes of capital stock of the Corporation entitled to vote generally in the election of directors, considered for this purpose as one class, shall be required to remove a director for cause. Cause for removal shall be deemed to exist only if the director whose removal is proposed has been convicted in a court of competent jurisdiction of a felony or has been adjudged by a court of competent jurisdiction to be liable for gross negligence or misconduct in the performance of such director's duty to the Corporation, and such conviction or adjudication has become final and non-appealable."

          3. A new Article Eleventh shall be added to the restated Certificate of Incorporation, as amended, to read in its entirety as follows:

          "ELEVENTH: The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation in the manner now or hereafter prescribed by statute, and all rights herein conferred upon the stockholders, except as otherwise herein expressly provided, are granted subject to this reservation. Any provision in this Certificate of Incorporation or in the By-laws of the Corporation to the contrary notwithstanding, no provisions of Article Eighth, Paragraph 4, or of Articles Tenth or Eleventh of this Certificate of Incorporation, or Article II, Section l(a) or Article X of the By-laws of the Corporation, shall be altered, amended, supplemented or repealed by the stockholders of the Corporation, and no provision of this Certificate of Incorporation or of the By-laws of the Corporation inconsistent with such provisions shall be adopted by the stockholders of the Corporation, except by the affirmative vote of the holders of at least 80% of the voting power of the outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors, considered for this purpose as one class. This Article Eleventh shall not limit the right of the Board of Directors to amend the By-laws of the Corporation."

     SECOND: That thereafter, an annual meeting of stockholders of the

Company was duly called and held on May 4, 1989, upon notice in accordance with Section 222 of the General Corporation law of the State of Delaware,

at which meeting the necessary number of votes as required by statute were voted in favor of each of the amendments.

     THIRD: That said amendments were duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of

Delaware.

     IN WITNESS WHEREOF, the Company has caused its corporate seal to be hereunto affixed and this Certificate to be executed by James V. LaFrankie,

its President and by W. Timothy Pohl, its Secretary, this 4th day of May,

1989.

                                     American Water Works Company, Inc.



                                     By:   James V. LaFrankie
                                           President

[Corporate Seal]

Attest:



W. Timothy Pohl
Secretary

                                                               EXHIBIT 3(c)


                    AMERICAN WATER WORKS COMPANY, INC.

                         CERTIFICATE OF AMENDMENT

                                    OF

                       CERTIFICATE OF INCORPORATION


     American Water Works Company, Inc., a corporation organized and existing under the laws of the State of Delaware (the "Company"), does hereby certify:

     FIRST:  That the Board of Directors of the Company, at a meeting thereof held on January 4, 1990, adopted resolutions declaring it advisable that the Restated Certificate of Incorporation, as amended, of the Company be further amended as follows:

     1. The first paragraph of Article Fourth of the Restated Certificate of Incorporation, as amended, shall be amended to read in its entirety as follows:

         "FOURTH: The total number of shares of all classes of stock which the Corporation shall have authority to issue shall be 105,616,800, of which (a) 1,866,800 shares shall be Cumulative Preferred Stock, of the par value of $25 per share, issuable in series, (b) 750,000 shares shall be Cumulative Preference Stock, of the par value of $25 per share, issuable in series,
     (c) 3,000,000 shares shall be Cumulative Preferential Stock, of the par value of $35 per share, issuable in series, and
     (d) 100,000,000 shares shall be Common Stock, of the par value of $1.25 per share."

     2. Section 3 of Division E of Article Fourth of the Restated Certificate of Incorporation, as amended, shall be amended to read in its entirety as follows:

         "3.(a) No holder of Cumulative Preferred Stock, Cumulative Preference Stock or Cumulative Preferential Stock of the
     Corporation shall, as such holder, have any right to purchase or subscribe for (i) any stock of any class, or any warrant or warrants, option or options, or other instrument or instruments that shall confer upon the holder or holders thereof the right to subscribe for or purchase or receive from the Corporation any stock of any class or classes which the Corporation may issue or sell, whether or not such stock shall be convertible into or exchangeable for any other stock of the Corporation of any class or classes and whether or not such stock shall be unissued shares authorized by the Certificate of Incorporation or by any amendment thereto or shares of stock of the Corporation acquired by it after the issue thereof, or (ii) any obligation which the Corporation may issue or sell that shall be convertible into or exchangeable for any shares of stock of the Corporation of any class or classes, or to which shall be attached or appurtenant any warrant or warrants, option or options, or other instrument or instruments that shall confer upon the holder or holders of such obligation the right to subscribe for or purchase or receive from the Corporation any shares of its stock of any class or classes.

              (b) Upon any issue for money or other consideration of any stock of the Corporation that may be authorized from time to time, no holder of stock, irrespective of the kind of such stock, shall have any preemptive or other right to subscribe for, purchase or receive any proportionate or other share of the stock so issued, and the Board of Directors may dispose of all or any portion of such stock as and when it may determine free of any such rights, whether by offering the same to stockholders or by sale or other disposition as said Board may deem advisable."

     3. Subparagraph (j) of the first paragraph of Section 1 of Division B-1 of Article Fourth of the Restated Certificate of Incorporation, as amended, shall be deleted in its entirety.

     4. Subparagraph (h) of the first paragraph of Section 1 of Division B-1 of Article Fourth of the Restated Certificate of Incorporation, as amended, shall be amended by inserting the word "and" following the semi-colon at the end of the subparagraph.

     5. Subparagraph (i) of the first paragraph of Section 1 of Division B-1 of Article Fourth of the Restated Certificate of Incorporation, as amended, shall be amended by deleting the semi-colon and the following word "and" at the end of the subparagraph and inserting a period in lieu thereof.

     SECOND:  That thereafter, an annual meeting of stockholders of the

Company was duly called and held on May 3, 1990, upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware,

at which meeting the necessary number of votes as required by statute were voted in favor of each of the amendments.

     THIRD:  That said amendments were duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of

Delaware.

     IN WITNESS WHEREOF, the Company has caused its corporate seal to be hereunto affixed and this Certificate to be executed by James V. LaFrankie,

its President, and by W. Timothy Pohl, its Secretary, this 3rd day of May,

1990.

                                        American Water Works Company, Inc.



                                        By:   James V. LaFrankie
                                              President

(Corporate Seal)

Attest:



W. Timothy Pohl
Secretary

                                                               EXHIBIT 3(d)


                    AMERICAN WATER WORKS COMPANY, INC.

                       CERTIFICATE OF DESIGNATIONS


     American Water Works Company, Inc., a corporation organized under the laws of the State of Delaware (the "Company"), does hereby certify:

     THAT the Board of Directors of the Company, at a meeting thereof held on January 3, 1991, duly adopted the following resolution:

          RESOLVED, that pursuant to the authority expressly granted to and vested in the Board of Directors of the Corporation by the provisions of the Restated Certificate of Incorporation, as amended, of the Company, the Board of Directors hereby creates a series of Cumulative Preferred Stock of the par value of $25 per share of the Corporation from the authorized but unissued Cumulative Preferred Stock and hereby fixes the number of shares which shall constitute such series and the voting powers, designations, preferences and relative, participating, optional or other special rights, qualifications, limitations or restrictions thereof, of the shares of such series as follows:

          In addition to the terms and provisions set forth in the Restated Certificate of Incorporation, as amended, which are applicable to all series of Cumulative Preferred Stock, the Cumulative Preferred Stock, 8.50% Series shall have the following terms and provisions:

               (a) The designation of such series of
          Cumulative Preferred Stock of the par value of $25 per share shall be Cumulative Preferred Stock, 8.50% Series(hereinafter called the 8.50% Preferred Stock), and the number of shares which shall constitute such series shall be 1,600,000 shares.

               (b) The dividend rate of the 8.50% Preferred
          Stock shall be 8.50% per annum upon the par value thereof, the date from which dividends on shares of the 8.50% Preferred Stock shall be cumulative shall be the date of issue of the first of said shares to be issued, and the initial dividend shall be payable on June 1, 1991.

               (c) The shares of the 8.50% Preferred Stock shall be redeemed by the Corporation on December 1, 2000 at the par value thereof plus, as provided in
          Section 6 of Division A of Article Fourth an amount equal to full cumulative dividends thereon to the redemption date; provided, however, the shares of the 8.50% Preferred Stock shall not be otherwise subject to redemption at the option of the Corporation.

               (d) The amounts payable upon the shares of the 8.50% Preferred Stock in the event of any voluntary liquidation or dissolution or winding up of the Corporation shall be an amount equal to the par value per share (exclusive of dividends) plus, as provided in Section 4 of Division A of Article Fourth, an amount equal to full cumulative dividends thereon to the date of final distribution to the holders of the Cumulative Preferred Stock.

               (e) No sinking fund or purchase fund shall be established for the purchase or redemption of shares of the 8.50% Preferred Stock.

               (f) The shares of the 8.50% Preferred Stock shall not be convertible into any other shares of the Corporation.

               (g) The shares of the 8.50% Preferred Stock shall not be entitled to the benefit of any limitations restricting the purchase of, the payment of dividends on, or the making of other distributions in respect of stock of any class of the Corporation ranking junior to the Cumulative Preferred Stock as to dividends or assets in addition to those set forth in Division A of Article Fourth.

               (h) Except as otherwise provided in Division D of Article Fourth, the shares of the 8.50% Preferred Stock shall not have the general power to vote in the election of directors and for other purposes.

     IN WITNESS WHEREOF, the Company has caused its corporate seal to be hereunto affixed and this Certificate of Designations to be executed by James V. LaFrankie, its President, and by W. Timothy Pohl, its Secretary, this 4th day of February, 1991.

                                       AMERICAN WATER WORKS COMPANY, INC.



                                       By:  James V. LaFrankie,President


ATTEST:



 W. Timothy Pohl, Secretary

                                                               EXHIBIT 3(e)


                    AMERICAN WATER WORKS COMPANY, INC.

                         CERTIFICATE OF AMENDMENT

                                    OF

                       CERTIFICATE OF INCORPORATION


     American Water Works Company, Inc., a corporation organized and existing under the laws of the State of Delaware (the "Company"), does hereby certify:

     FIRST:  That the Board of Directors of the Company, at a meeting thereof held on March 7, 1996, adopted a resolution declaring it advisable that the Restated Certificate of Incorporation, as amended, of the Company be further amended as follows:

     The first paragraph of Article Fourth of the Restated Certificate of Incorporation, as amended, shall be amended to read in its entirety as follows:

     "FOURTH: The total number of shares of all classes of stock which the Corporation shall have authority to issue shall be 305,520,000 of which (a) 1,770,000 shares shall be Cumulative Preferred Stock, of the par value of $25 per share, issuable in series, (b) 750,000 shares shall be Cumulative Preference Stock, of the par value of $25 per share, issuable in series,
     (c) 3,000,000 shares shall be Cumulative Preferential Stock, of the par value of $35 per share, issuable in series, and
     (d) 300,000,000 shares shall be Common Stock, of the par value of $1.25 per share."

     SECOND:  That thereafter, an annual meeting of stockholders of the

Company was duly called and held on May 2, 1996, upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware,

at which meeting the necessary number of votes as required by statute were voted in favor of the amendment.

     THIRD:  That said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of

Delaware.

     IN WITNESS WHEREOF, the Company has caused its corporate seal to be hereunto affixed and this Certificate to be executed by George W.

Johnstone, its President and Chief Executive Officer, and by W. Timothy

Pohl, its General Counsel and Secretary, this 2nd day of May, 1996.

                                 AMERICAN WATER WORKS COMPANY, INC.



                                 By:  George W. Johnstone
                                      President and Chief Executive Officer

(Corporate Seal)

Attest:



W. Timothy Pohl
General Counsel and Secretary

                                     2